Use these links to rapidly review the document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MINES MANAGEMENT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

905 West Riverside Avenue, Suite 311
Spokane, Washington 99201

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held June 14, 2012

Dear Shareholder,

        We are pleased to invite you to attend the 2012 Annual Meeting of Shareholders of Mines Management, Inc. (the "Annual Meeting"), which will be held at 2:00 p.m. Spokane time on Thursday, June 14, 2012, at the Red Lion River Inn (telephone: 509-326-5577), 700 North Division, Spokane, Washington 99202. The primary business of the meeting will be to:

          1.     Elect one director to serve for a three-year term until the 2015 annual meeting of shareholders or until such director's successor is elected and qualified;

          2.     Ratify the appointment of Tanner LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2012;

          3.     Obtain shareholder approval for the Mines Management, Inc. 2012 Equity Incentive Plan, as more fully described herein; and

          4.     Transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

        The foregoing items of business are more fully described in the proxy statement accompanying this notice. Only shareholders of record at the close of business on April 26, 2012, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the Annual Meeting and at any postponements or adjournments thereof.

        Our Annual Report to Shareholders, including our financial statements for the fiscal year ended December 31, 2011 (the "Annual Report"), is being provided along with the accompanying proxy statement to all of our shareholders, and the Board of Directors urges you to read it.

        It is important that your shares be represented at the Annual Meeting whether or not you are personally able to attend. You are therefore urged to complete, date, and sign the accompanying proxy card and mail it in the enclosed postage-paid envelope as promptly as possible. Your proxy is revocable, either in writing or by voting in person at the Annual Meeting, at any time prior to its exercise. Thank you for your timely response. We look forward to seeing you at the Annual Meeting.

Sincerely,
/s/ GLENN M. DOBBS President and Chief Executive Officer

April 27, 2012
Spokane, Washington

Whether or not you plan to personally attend the Annual Meeting, we encourage you to make certain you are represented at the Annual Meeting by signing and dating the accompanying proxy card and promptly returning it in accordance with its instructions. Returning your proxy card will not prevent you from voting in person at the Annual Meeting, but will provide assurance that your vote will be counted if you are unable to attend the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 14, 2012:

The Company's Notice of Annual Meeting of Shareholders, Proxy Statement for the 2012 Annual Meeting of Shareholders, and the Annual Report to Shareholders for the fiscal year ended December 31, 2011 are available at the Company's website: www.minesmanagement.com/proxymaterials.aspx.

Page
INTRODUCTION	1
PURPOSES OF THE ANNUAL MEETING	1
VOTING AT THE ANNUAL MEETING	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	3
PROPOSAL NO. 1—ELECTION OF A DIRECTOR	5
CORPORATE GOVERNANCE	8
EXECUTIVE COMPENSATION	13
GRANTS OF PLAN-BASED AWARDS	19
EQUITY PLAN INFORMATION	19
PROPOSAL NO. 2—RATIFICATION OF THE APPOINTMENT OF TANNER LLC AS THE COMPANY'S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012	22
PROPOSAL NO. 3—APPROVAL OF THE MINES MANAGEMENT, INC. 2012 EQUITY INCENTIVE PLAN	24
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	29
SHAREHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING	29
ADDITIONAL SHAREHOLDER INFORMATION	29

i

MINES MANAGEMENT, INC.
905 West Riverside Avenue, Suite 311
Spokane, Washington 99201

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
June 14, 2012

INTRODUCTION

        This Proxy Statement is being furnished by the Board of Directors of Mines Management, Inc. (the "Company") to holders of shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), in connection with the solicitation by the Board of Directors of proxies to be voted at the 2012 Annual Meeting of Shareholders to be held at 2:00 p.m., Spokane time, on Thursday, June 14, 2012, at the Red Lion River Inn (telephone: 509-326-5577), 700 North Division, Spokane, Washington 99202, and any postponements or adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

        This Proxy Statement, proxy card, and Annual Report to Shareholders, including our financial statements for the fiscal year ended December 31, 2011, are expected to be mailed to the shareholders commencing on or about May 7, 2012.

PURPOSES OF THE ANNUAL MEETING

Election of a Director

        Shareholders will be asked to elect one director to serve a three (3) year term until the 2015 annual meeting of shareholders or until such director's successor is elected and qualified.

Ratification of the Appointment of the Independent Registered Public Accounting Firm

        Shareholders will be asked to ratify the appointment of Tanner LLC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012.

Obtain Shareholder Approval for the Mines Management, Inc. 2012 Equity Incentive Plan

        Shareholders will be asked to approve the Mines Management, Inc. 2012 Equity Incentive Plan.

Other Business

        Shareholders will also vote on such other matters as may properly come before the Annual Meeting or any postponements or adjournments thereof.

VOTING AT THE ANNUAL MEETING

        1.    Record Date.    The Board of Directors of the Company has fixed the close of business on April 26, 2012, as the record date for the purpose of determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. At the close of business on that date, the Company has 28,939,110 issued and outstanding shares of Common Stock.

        2.    Quorum.    A majority of issued and outstanding shares, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Proxies which are submitted but are not voted for or against any proposal (whether due to abstentions, broker non-votes or otherwise) will be treated as present for all matters considered at the meeting.

        3.    Solicitation of Proxies.    The accompanying proxy is solicited on behalf of the Company by its Board of Directors, and the cost of solicitation will be borne by the Company. Following the original mailing of the proxies and soliciting materials, directors, officers, and employees of the Company may solicit proxies by mail, telephone, facsimile, email or personal interviews. The Company may request brokers, custodians, nominees, and other record holders to forward copies of the proxies and soliciting materials to persons for whom they hold shares of the Company and to request authority for the exercise of proxies. In such cases, the Company will reimburse such record holders for their reasonable expenses.

        4.    Voting Procedures.    If your shares are registered directly in your name with Computershare Trust Company, our transfer agent, you are considered a shareholder of record with respect to those shares and the proxy card and voting instructions have been sent directly to you, and you may vote your shares in person at the Annual Meeting. If, like many shareholders, you hold your shares in "street name" through a broker, bank or other nominee rather than directly in your own name, you may vote your shares in person at the Annual Meeting only if you obtain a legal proxy to do so from your broker, bank or other nominee that holds your shares of record. Otherwise, you must submit voting instructions to your broker, bank or other nominee in order to cast your vote. Generally, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted.

        5.    Voting by Proxy.    If you are a shareholder of record and you do not personally attend the Annual Meeting, your shares can still be voted by appointing someone who will act as your proxyholder at the Annual Meeting. You can either direct the Company representative to vote your proxy as you have indicated, or you may designate any individual to attend the Annual Meeting and be your proxyholder. To make such an appointment, simply fill in the person's name in the blank space provided in the enclosed form of proxy. To vote your shares, your proxyholder must attend the Annual Meeting. If you do not fill in the blank space in the enclosed form of proxy, the persons named in the form of proxy are appointed to act as your proxyholder. Those persons are directors and/or officers of the Company.

        6.    Revocation of Proxy.    Any proxy delivered in the accompanying form may be changed or revoked by the person executing the proxy by execution of a proxy bearing a later date that is received by the Secretary of the Company at any time before the authority thereby granted is exercised, or by the attendance and vote of such person at the Annual Meeting. If you want to change or revoke your proxy and you hold your shares in "street name," contact your broker or the nominee that holds your shares.

        7.    How Proxies will be Voted.    Proxies received by the Board of Directors in the accompanying form will be voted at the Annual Meeting as specified therein by the person giving the proxy. If the proxy received by the Company is properly executed but contains no specific voting instructions, the shares represented will be voted in accordance with the recommendation of the Board of Directors. If you hold your shares in "street name," you will generally receive instructions from your broker or the nominee describing how to vote your shares. If you do not instruct your broker or other nominee the process by which to vote your shares, they may vote your shares as they decide as to each matter for which they have discretionary authority. For purposes of the proposal in this Proxy Statement concerning the ratification of the appointment of Tanner LLC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012, brokers and other nominees will have discretionary authority to vote your shares as they decide in the absence of timely instructions from you. There are also matters for which your broker or other nominee does not have discretionary authority to vote your shares unless they receive timely instructions from you. A "broker non-vote"

results when a broker or other nominee does not have discretionary authority to vote on a particular matter because you have not given timely instructions on how the broker or other nominee should vote on that matter. Although any broker non-vote would be counted as present at the meeting for purposes of determining a quorum, it would be treated as not entitled to vote with respect to non-discretionary matters. For purposes of Proposal No. 1 (the election of a director) and Proposal No. 3 (approval of the Mines Management, Inc. 2012 Equity Incentive Plan) in this Proxy Statement, brokers or other nominees will not have discretionary authority to vote your shares as they decide, so you must provide timely instructions on how the broker or other nominee should vote your shares. Otherwise, in the absence of timely instructions from you, a broker non-vote will result as to those proposals.

        8.    Voting Power.    Shareholders of the Common Stock of the Company are entitled to one vote for each share held. There is no cumulative voting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and except for community property laws where applicable, the persons named in the tables below have sole voting and investment power with respect to all shares of the Common Stock shown as beneficially owned by them. The percentage of beneficial ownership for each table is based on 28,939,110 shares of Common Stock outstanding as of April 26, 2012 plus, if any, the appropriate number of shares of Common Stock underlying options currently exercisable or exercisable within 60 days following April 26, 2012.

        The following table sets forth information regarding beneficial owners of more than 5% of our Common Stock as of April 26, 2012 except for those Named Executive Officers and directors who hold more than 5% of our Common Stock who are included in the subsequent table. The information in these tables is taken from or based upon ownership filings with the SEC made by or on behalf of such persons or upon information provided by or on behalf of such persons to the Company.

Security Ownership of Certain Beneficial Owners

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (%)
Silver Wheaton Corp.(1)	2,500,000	8.64

(1)
This information is based on a Schedule 13G filed with the SEC by Silver Wheaton Corp. on November 9, 2007. The address of this reporting person is Suite 3150, 666 Burrard Street, Vancouver, British Columbia V6C 2X8, Canada.

Security Ownership of Directors and Management

        The following table contains information about the beneficial ownership of our Common Stock as of April 26, 2012 by:

  •
  each of our directors, including the nominee for re-election to the Board of Directors;

  •
  each executive officer named in the Summary Compensation Table; and

  •
  all directors and executive officers as a group.

Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)		Percent of Class (%)(3)
Glenn M. Dobbs	2,127,936	(4)	7.23
Roy G. Franklin	463,238	(5)	1.58
Robert L. Russell	372,980	(6)	1.27
Jerry G. Pogue	380,000	(7)	1.30
Russell C. Babcock	367,644	(8)	1.26
James H. Moore	633,143	(9)	2.15
Douglas D. Dobbs	520,657	(10)	1.77
Total of All Executive Officers and Directors (7 individuals)	4,865,598	(11)	15.35

(1)
The address of each of these persons is c/o Mines Management, Inc., 905 West Riverside Avenue, Suite 311 Spokane, Washington 99201.

(2)
All options included in this table are currently exercisable or exercisable within 60 days following April 26, 2012.

(3)
Based on 28,939,110 shares of Common Stock outstanding as of April 26, 2012 plus, if any, the appropriate number of shares of Common Stock underlying options currently exercisable or exercisable within 60 days following April 26, 2012. For the "Total of All Executive Officers and Directors," the percentage is based on 28,939,110 shares of Common Stock outstanding as of April 26, 2012 plus 2,750,000 shares of Common Stock underlying options currently exercisable or exercisable within 60 days following April 26, 2012.

(4)
Consists of (i) 1,637,936 shares of Common Stock (241,500 of which are owned by InterGold Fund Limited and are deemed to be beneficially owned by Mr. Dobbs), (ii) options to purchase 100,000 shares of Common Stock at an exercise price of $1.74, (iii) options to purchase 100,000 shares of Common Stock at an exercise price of $2.61, (iv) options to purchase 250,000 shares of Common Stock at an exercise price of $2.01 and (v) options to purchase 40,000 shares of Common Stock at an exercise price of $1.29.

(5)
Consists of (i) 123,238 shares of Common Stock, (ii) options to purchase 50,000 shares of Common Stock at an exercise price of $1.74, (iii) options to purchase 50,000 shares of Common Stock at an exercise price of $2.61, (iv) options to purchase 100,000 shares of Common Stock at an exercise price of $0.99, (v) options to purchase 40,000 shares of Common Stock at an exercise price of $1.29 and (vi) options to purchase 100,000 shares of Common Stock at an exercise price of $2.01.

(6)
Consists of (i) 32,980 shares of Common Stock, (ii) options to purchase 50,000 shares of Common Stock at an exercise price of $1.74, (iii) options to purchase 50,000 shares of Common Stock at an exercise price of $2.61, (iv) options to purchase 100,000 shares of Common Stock at an exercise price of $0.99, (v) options to purchase 40,000 shares of Common Stock at an exercise price of $1.29, and (vi) options to purchase 100,000 shares of Common Stock at an exercise price of $2.01.

(7)
Consists of (i) 90,000 shares of Common Stock, (ii) options to purchase 50,000 shares of Common Stock at an exercise price of $1.74, (iii) options to purchase 50,000 shares of Common Stock at an exercise price of $2.61, (iv) options to purchase 50,000 shares of Common Stock at an exercise price of $0.99 and (v) options to purchase 40,000 shares of

  Common Stock at an exercise price of $1.29 (vi) options to purchase 100,000 shares of Common Stock at an exercise price of $2.01.

(8)
Consists of (i) 27,644 shares of Common Stock, (ii) options to purchase 50,000 shares of Common Stock at an exercise price of $1.74, (iii) options to purchase 50,000 shares of Common Stock at an exercise price of $2.61, (iv) options to purchase 100,000 shares of Common Stock at an exercise price of $0.99, (v) options to purchase 40,000 shares of Common Stock at an exercise price of $1.29 and (vi) options to purchase 100,000 shares of Common Stock at an exercise price of $2.01.

(9)
Consists of (i) 183,143 shares of Common Stock, (ii) options to purchase 100,000 shares of Common Stock at an exercise price of $1.74, (iii) options to purchase 100,000 shares of Common Stock at an exercise price of $2.61, (iv) options to purchase 50,000 shares of Common Stock at an exercise price of $0.99 and (v) options to purchase 200,000 shares of Common Stock at an exercise price of $2.01.

(10)
Consists of (i) 20,657 shares of Common Stock, (ii) options to purchase 100,000 shares of Common Stock at an exercise price of $1.74, (iii) options to purchase 100,000 shares of Common Stock at an exercise price of $2.61, (iv) options to purchase 100,000 shares of Common Stock at an exercise price of $0.99, (v) options to purchase 150,000 shares of Common Stock at an exercise price of $2.01 and (vi) options to purchase 50,000 shares of Common Stock at an exercise price of $2.41.

(11)
Consists of (i) 2,115,598 shares of Common Stock, (ii) options to purchase 500,000 shares of Common Stock at an exercise price of $0.99, (iii) options to purchase 200,000 shares of Common Stock at an exercise price of $1.29, (iii) options to purchase 500,000 shares of Common Stock at an exercise price of $1.74, (v) options to purchase 500,000 shares of Common Stock at an exercise price of $2.61, (vi) options to purchase 1,000,000 shares of Common Stock at an exercise price of $2.01 and (vii) options to purchase 50,000 shares of Common Stock at an exercise price of $2.41.

PROPOSAL NO. 1—ELECTION OF A DIRECTOR

        The Board of Directors consists of three classes of directors, with each class serving for a three-year term or until their successors are elected and qualified. The terms of the classes are scheduled to end in successive years. The authorized number of directors permitted by the Company's Articles of Incorporation, as amended (the "Articles of Incorporation"), is up to 11, but no less than two. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. The Class I director, Russell C. Babcock, whose current term is scheduled to expire at the Annual Meeting, is the nominee for election hereunder. If elected, Mr. Babcock will serve as a director until the 2015 annual meeting of shareholders, or until his successor is elected and qualified. The Class II directors, whose current terms are scheduled to expire at the 2013 annual meeting of shareholders, are Jerry G. Pogue and Robert L. Russell. The Class III directors, whose current terms are scheduled to expire at the 2014 annual meeting of shareholders, are Glenn M. Dobbs and Roy G. Franklin.

        Unless directed to the contrary, the proxies designated by management in the attached form of proxy intend to vote for the election to the Board of Directors of the person named below. However, if the nominee at the time of election is unable or unwilling to serve, or is otherwise unavailable for election, such that a substitute nominee is designated by the Company, the management-directed proxies in their discretion intend to vote for such other nominee.

Nominees

        Certain information with respect to the nominee for director, Russell C. Babcock, follows.

Name	Age	Year First Became A Director
Russell C. Babcock	74	2004

        Russell C. Babcock is currently a consulting economic geologist, specializing in exploration for and evaluation of base and precious metal deposits worldwide. He retired from Kennecott in 1994, where he worked for approximately 38 years. In November 1990, he became Chief Geologist for Kennecott. He was appointed Director of Exploration for Kennecott in Salt Lake City in January 1986. In 1956, he joined Kennecott's exploration subsidiary, Bear Creek Mining Company, as a part-time employee, and in 1959, he became a full-time exploration geologist. In 2003 he was the recipient of the Society for Mining Metallurgy and Exploration Ben Dickerson Award. He received a B.S. degree from Lawrence College, Appleton, Wisconsin, in 1957 and an M.S. degree from the University of Wisconsin, Madison in 1959. In determining Mr. Babcock's qualifications to serve on our Board of Directors, the Board has considered, among other things, his experience in mining geology, including exploration, production, and management.

Required Vote

        Directors are elected by a plurality of the votes cast by the holders of the Common Stock at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors, up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstentions, broker non-vote or otherwise) have no impact in the election of directors, except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes. The election of the director will be accomplished by determining the nominee receiving the highest total votes for the open director position.

Recommendation of the Board of Directors

        The Board of Directors unanimously recommends that the Company's shareholders vote "FOR" the election of Russell C. Babcock.

Other Directors and Executive Officers

        Certain information with respect to the Company's other directors and executive officers, as of April 26, 2012, follows.

Name		Office Held	Year First Elected
Glenn M. Dobbs	69	Director, President and Chief Executive Officer	2003
Roy G. Franklin	75	Director	1988
Jerry G. Pogue	70	Director	1999
Robert L. Russell	77	Director	1999
James H. Moore	67	Chief Financial Officer and Treasurer	2004
Douglas D. Dobbs	45	Vice President, Corporate Finance and Development and Secretary	2005

Directors

        Glenn M. Dobbs is the President and Chief Executive Officer and a member of the Board of Directors of the Company, with experience in international finance, investment banking, natural resource financing and as a business development consultant. He has been President and Chief Executive Officer of the Company since January 2003 and served as Vice President from December 2002 to January 2003. Prior to joining the Company, Mr. Dobbs formed and was the Managing Director of the InterGold Fund Limited from 1996 to December 2002. Mr. Dobbs was the founder of the Alpha Commodities Fund in 1976, founder and Board Chairman of First American Bank in 1978, Dallas regional manager for Monex International, and a former member of the Washington State House of Representatives. Mr. Dobbs has written and lectured on precious metals sector investing, resource development and financing. In determining Mr. Dobbs' qualifications to serve on our Board of Directors, the Board has considered, among other things, his experience in finance and management and in the mining industry.

        Roy G. Franklin was a practicing certified public accountant from 1964 until 2003, specializing in small company administration and finance. Before his retirement in 2003, he was a principal in the firm of Oswalt, Teel, and Franklin. He was also a director of Heidelberg Silver Mining Company for 20 years until it was acquired by the Company in 1988. Mr. Franklin has also served as a consultant and/or director for several businesses and not-for-profit organizations in the State of Washington. In determining Mr. Franklin's qualifications to serve on our Board of Directors, the Board has considered, among other things, his experience in finance, accounting and management and in the mining industry.

        Jerry G. Pogue is a businessman with an extensive background in the management and financing of junior resource companies. Mr. Pogue has been a self employed financial consultant in the mining sector since 1995. Previously, he managed a large sales organization, worked as a highly successful stockbroker and investment analyst, and financed and managed a number of companies in the resource and technology sectors. He frequently lectures at international mining investment conferences. In determining Mr. Pogue's qualifications to serve on our Board of Directors, the Board has considered, among other things, his experience in finance and management and in the mining industry.

        Robert L. Russell is a professional engineer and is currently President and Director of Josephine Mining Corporation (CVE: JMC) and Vice President, Chairman, and Director of St. Augustine Gold & Copper Limited (TSX: SAU). He was previously a Senior Associate of Behre Dolbear, an international mining consulting firm. From September 1998 until 2004, Mr. Russell provided mining management consulting services through his consulting company, R.L. Russell Associates. From 1995 to 1998 Mr. Russell was employed by Zambia Consolidated Copper Mines, most recently as General Manager of the Nchanga Division. In that position, Mr. Russell was responsible for all functions of two operating mines and several metallurgical facilities. Under Mr. Russell, the Nchanga Division had 8,700 employees and produced 150,000 tons of copper and 3,500 tons (about 12% of the world's supply) of cobalt per year. Mr. Russell has also held positions with Exxon Minerals and Freeport McMoRan Copper and Gold, where he served as Vice President of Mining. Mr. Russell acted as General Manager of Freeport's Indonesian operations, which have become the largest gold mine in the world. He is also on the Board of Directors of CMX Gold & Silver Corporation, a privately held company. In determining Mr. Russell's qualifications to serve on our Board of Directors, the Board has considered, among other things, his experience in mining operations and management.

Executive Officers

        James H. Moore is the Chief Financial Officer of the Company and has served in this position since August 2004. He has over 30 years of senior level experience in financial management in the mining sector. Between February 2002 and August 2004, he served as a consultant for the Company and General Moly, Inc. (formerly Idaho General Petroleum and Mines Corporation). From 1997 to 2002 he was the Vice President of Business Development for RAHCO International, Inc., a heavy mining equipment designer and manufacturer in Spokane, Washington. Prior to that time, Mr. Moore was employed by Barrick Gold Corporation in Santiago, Chile as Vice President and Chief Financial Officer for their Latin American Division. He has also served as a Division Controller for Mobil Oil

(Energy Minerals Division) and as the Operations Controller for United Nuclear Corporation. Mr. Moore is on the Board of Directors of Timberline Resources Corporation (NYSE Amex: TLR). Mr. Moore attended Stanford University and graduated from the University of Utah with a B.S in Accounting.

        Douglas D. Dobbs is the Vice President of Corporate Finance and Development and has served in this position since March 2011. Between June 2005 and March 2011, he served as the Company's Vice President of Business Development and Corporate Secretary. He joined the Company in October 2002 as the Director of Investor Relations after 13 years in investments, corporate planning, and marketing. Prior to joining the Company, Mr. Dobbs served as senior business and marketing analyst with Avista Labs, a wholly owned subsidiary of Avista Corp. (NYSE: AVA), involved in the development of energy technology. While at Avista, Mr. Dobbs was responsible for strategic planning, as well as market and corporate development activities. Prior to joining Avista, Mr. Dobbs spent 13 years in the investment industry with companies including Piper Jaffray Co., and National Securities Corp., ultimately founding and operating Dobbs Financial Services, an investment management firm involved with investment and market analysis and portfolio management. He is on the Board of Directors of Idaho North Resources, a privately held company. Mr. Dobbs holds a B.A. in Economics from Hillsdale College in Michigan, and was formerly a licensed investment manager and registered investment advisor. Mr. Dobbs is the son of Glenn M. Dobbs, our President and Chief Executive Officer.

CORPORATE GOVERNANCE

Composition of the Board of Directors and Risk Oversight

        The NYSE Amex Equities Exchange ("NYSE Amex") listing standards define an "independent director" as a non-employee director who is affirmatively determined by the Board of Directors not to have a material relationship with the listed company that would interfere with the exercise of independent judgment. The NYSE Amex listing standards require that a majority of the members of the Board of Directors of each listed company are independent directors, subject to certain limited exceptions. The Board of Directors has determined that four of its five directors are independent directors. Glenn M. Dobbs, President and Chief Executive Officer of the Company, is not an independent director.

        The Board of Directors believes that the current size and composition of the Board of Directors serves the Company and its shareholders well. The Board of Directors believes that all of its directors, including its non-independent director, make a valuable contribution to the Board of Directors and the Company. As indicated above, a majority of the Company's directors are independent. The non-independent director possesses extensive knowledge of the Company's business and has relevant business experience, both of which have proven to be beneficial to the other directors. As required by the NYSE Amex, the independent directors meet on a regular basis as often as necessary to fulfill their responsibilities, including at least annually, in executive session without the presence of the non-independent director and management.

        Presently, the Chairman of the Board of Directors is Glenn M. Dobbs, our President and Chief Executive Officer. Mr. Dobbs has served as President and Chief Executive Officer of the Company since January 2003 and served as Vice President from December 2002 to January 2003 and is most familiar with the Company's properties and operations. Accordingly, the Board of Directors believes that he is qualified to be the person who sets the agenda for, and leads discussion of, strategic issues for the Company. In order to mitigate any potential disadvantages of a combined chairman and chief executive officer role, the Board of Directors appointed in 2010 Mr. Franklin, one of its independent directors, to serve as the lead independent director of the Board of Directors. As lead independent director, Mr. Franklin presides over executive sessions of the independent directors, which occurs at each in person board meeting. In such capacity, Mr. Franklin reviews agendas for board meetings, reviews with Glenn M. Dobbs annual goals and objectives for the Company, and consults with the Board of Directors regarding its evaluation of the performance of the President and Chief Executive Officer. The Board of Directors believes that, in the context of a combined chairman and chief executive officer, the role of a strong lead independent director facilitates and strengthens the Board of Directors' independent oversight of the Company's performance, strategy, and planning and assists in upholding effective governance standards.

        Risk is inherent with every business, and how well a corporation manages risk can ultimately determine its success. We face a number of risks, including economic risks, operational risks and environmental and regulatory risks, among others. Management is responsible for the day-to-day management of such risks, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

        The Board of Directors believes that meaningful communication between management and the Board of Directors is essential for effective risk management and oversight. Certain members of senior management attend board meetings on a semi-annual basis and are available to address any questions or concerns raised by the Board of Directors on risk management-related matters. In addition, the Board of Directors periodically receives presentations from senior management on strategic matters involving our operations and is provided information that highlight the various factors that could lead to risk in our organization.

        While the Board of Directors is ultimately responsible for our risk oversight, our Audit and Finance Committee and Compensation Committee assist the Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. The Audit and Finance Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls, and compliance with legal and regulatory requirements. The Compensation Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs.

Meetings and Committees of the Board of Directors

        Board of Directors.    The Board of Directors (the "Board") consists of three classes of directors, with each director serving for a three-year term, or until his successor is elected and qualified. The terms of the classes are scheduled to end in successive years. During 2011, the Board held 6 meetings. Each director attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served.

        The Company does not have a formal orientation and education program for new directors. However, new directors are provided with relevant materials with respect to the Company and any relevant corporate issues by the Chairman of the Board and President and Chief Executive Officer. By having a Board composed of experienced professionals with a wide range of financial and exploration and mining expertise, the Company strives to ensure that the Board operates effectively and efficiently.

        Audit and Finance Committee.    Roy G. Franklin (Chairman), Russell C. Babcock, and Robert L. Russell comprise the Audit and Finance Committee. The Audit and Finance Committee held five meetings during 2011. Each member of the Audit and Finance Committee meets the independence and financial sophistication requirements of the NYSE Amex and Rule 10A-3 under the Securities Exchange Act of 1934, as amended. The Board has determined that Mr. Franklin qualifies as an audit committee "financial expert," as defined in the rules promulgated by the SEC. The Audit and Finance Committee engages the Company's independent certified public accountants to audit the annual financial statements, discusses with the auditors and approves in advance the scope of the audit, reviews with the independent auditors their independence, the financial statements and their audit report, reviews management's administration of the system of internal accounting controls, and reviews the Company's procedures relating to business ethics. The Audit and Finance Committee charter was adopted June 18, 2004 by the Board and is available on our website, www.minesmanagement.com, under the heading "Corporate Governance."

        Nominating Committee.    The Nominating Committee is comprised of Russell C. Babcock, Roy G. Franklin, Jerry G. Pogue, and Robert L. Russell. Each member of the Nominating Committee meets the independence requirements of the NYSE Amex. The Nominating Committee held one meeting during 2011. The Nominating Committee is appointed by the Board to identify individuals qualified to become Board members, to recommend to the Board proposed nominees for membership, and to recommend directors to serve on each standing committee. The Nominating Committee charter is available on our website, www.minesmanagement.com, under the heading "Corporate Governance."

        Compensation Committee.    The Compensation Committee is comprised of Roy G. Franklin, Russell C. Babcock, and Jerry G. Pogue. Each member of the Compensation Committee meets the independence requirements of the NYSE Amex, is a non-employee director as defined by Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and is an "outside director" as defined by Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee held three meetings during 2011. The Compensation Committee is appointed by the Board to (i) establish, administer, and evaluate the compensation philosophy, policies, and plans for non-employee directors and executive officers, (ii) make recommendations regarding director and executive compensation, and (iii) review the performance and determine the compensation of the President and Chief Executive Officer, based on certain criteria, including the Company's performance and accomplishment of long-term strategic objectives. The nature of the Compensation Committee's responsibilities as they relate to executive officers is set forth under the heading "Compensation Discussion and Analysis." The Compensation Committee charter is available on our website, www.minesmanagement.com, under the heading "Corporate Governance."

Compensation Committee Risk Assessment

        The Compensation Committee has reviewed the Company's compensation policies and practices for all employees, including executive officers. As part of the review, the Compensation Committee assessed the compensation programs for design features that have the potential to encourage excessive risk-taking such as compensation policies emphasizing unreasonable goals or thresholds. The Compensation Committee determined that, for all employees, our compensation programs do not encourage excessive risk and instead encourage behaviors that support long-term value creation. The Compensation Committee intends to continue, on an on-going basis, reviewing the Company's compensation policies and programs to determine if such programs encourage excessive risk taking.

Compensation Committee Report

        The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement on Schedule 14A and in the Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed with the Securities and Exchange Commission.

SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS,

Roy G. Franklin
Russell C. Babcock
Jerry G. Pogue

Director Nomination

        The Board has adopted a series of minimum qualifications and specific qualities and skills for the Company's directors, which will serve as the basis upon which potential director candidates are evaluated by the Nominating Committee. A nominee for director should be a person of integrity and be committed to devoting the time and attention necessary to fulfill his or her duties to the Company. The Nominating Committee will evaluate the independence of directors and potential directors, as well as his or her relevant experience, including business experience, and specialized skills. The Nominating Committee will also consider issues involving possible conflicts of interest of directors or potential directors. With respect to the nomination of continuing directors for re-election, the individual's contributions to the Board are also considered.

        The Board believes that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of skills, experience, and knowledge that will ensure that the Board can continue to fulfill its responsibilities. The Board takes into account the benefits of, but does ascribe any specified weight to, diversity of background and experience including matters of race, ethnicity, nationality, gender, and age. Because the assessment of the diversity of the Board as well as the effectiveness of achieving diversity from a variety of perspectives is based on the individual subjective evaluation of each of the Board's members, the Board does not engage in any formal benchmarking procedure in this respect.

        Shareholders wishing to recommend a director candidate to serve on the Board may do so by providing advance written notice to the Chairman of the Nominating Committee that identifies the candidate and includes the information described below. Candidates proposed by shareholders will be evaluated by the Nominating Committee in the same manner as candidates that are not proposed by shareholders. While the Nominating Committee has not adopted written procedures to be followed by shareholders in submitting such recommendations, its policy in this respect is described in detail below. The notice should be sent to Mines Management, Inc., 905 West Riverside Avenue, Suite 311 Spokane, Washington 99201 in accordance with the notice requirements set forth below under the heading "Shareholder Proposals."

        The notice shall contain the following information:

  •
  The name of the nominating shareholder(s) and the address, phone number, and e-mail address at which the nominating shareholder(s) can be contacted.

  •
  Evidence of the number of the shares of the Company's Common Stock held by the nominating shareholder(s), a statement of how long the nominating shareholder(s) have held those shares, and a statement that the nominating shareholder(s) will continue to hold those shares at the time of the Company's annual meeting of shareholders at which the nominee will be voted upon.

  •
  The candidate's full name, together with the address, phone number, and e-mail address at which the candidate can be contacted.

  •
  A statement of the candidate's qualifications and experiences, and any other qualities that the nominating shareholder(s) believe that the candidate would bring to the Board.

  •
  A description of all arrangements or understandings, if any, between the nominating shareholder(s) and the candidate and any other person or persons with respect to the candidate's proposed service on the Board.

  •
  The candidate's resume, which must include at a minimum a detailed description of the candidate's business, professional or other appropriate experience for at least the last ten (10) years, a list of other boards of directors of public companies on which the candidate currently serves or on which he or she served in the last ten (10) years, and undergraduate and post-graduate educational information.

  •
  Whether, during the past ten (10) years, the candidate was the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any federal or state securities or commodities law or regulation, (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity.

  •
  Whether, during the past ten (10) years, the candidate was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization or any equivalent securities exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

  •
  A written statement, signed by the candidate, agreeing that if he or she is selected by the Nominating Committee and the Board, he or she will (i) be a nominee for election to the Board, (ii) provide all information necessary for the Company to include in the Company's proxy statement under applicable SEC, NYSE Amex or Toronto Stock Exchange (TSX) rules, and (iii) serve as a director if he or she is elected by shareholders.

  •
  Any additional information that the nominating shareholder(s) believe is relevant to the Nominating Committee's consideration of the candidate.

Shareholder Communications

        Shareholders or other interested parties wishing to communicate with the Board may do so by delivering or mailing the communication in writing to: Corporate Secretary, Mines Management, Inc., 905 W. Riverside, Suite 311, Spokane, WA 99201. Concerns relating to accounting, internal controls, or auditing matters are immediately brought to the attention of the Company's Audit and Finance Committee and handled in accordance with procedures established by the Audit and Finance Committee with respect to such matters.

Director Attendance at the Annual Meeting

        All members of the Board are encouraged, but not required, to attend the annual meeting of shareholders. All members of the Board attended our 2011 annual meeting of shareholders.

Director Compensation

        Our director compensation program is designed to enable the Company to attract and retain highly qualified individuals to serve as directors. For the fiscal year ended December 31, 2011, the annual cash retainer received by each of our directors was $25,000. Our Audit and Finance Committee chair receives an additional $5,000 annual cash retainer and all other Board committee chairs receive an additional $3,000 annual cash retainer. Our directors also receive a fee of $2,000 for each in person Board meeting attended and $250 for each telephonic Board meeting attended. Our directors receive no fees for attending committee meetings.

        In addition, each of our non-employee directors has typically been awarded stock options. Non-employee directors may receive discretionary grants of stock awards under our existing equity award plans, including the 2003 Stock Option Plan and the 2007 Equity Incentive Plan. Such grants typically vest in equal installments upon issuance and six months thereafter. There is no guarantee that such discretionary grants will continue in the future. On July 12, 2011, each of our non-employee directors received 100,000 options to purchase shares of our common stock at an exercise price of $2.01 per share. Executive officers of the Company have no role in the compensation of directors.

        The following table sets forth information concerning the compensation of the directors during the fiscal year ended December 31, 2011.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Roy G. Franklin	35,000	120,000	155,000
Robert L. Russell	33,000	120,000	153,000
Jerry G. Pogue	30,000	120,000	150,000
Russell C. Babcock	31,250	120,000	151,250
Glenn M. Dobbs(2)	30,000	—	30,000

(1)
Each of the non-employee directors was awarded options to purchase 100,000 shares of common stock, at an exercise price of $2.01 per share, on July 12, 2011 (the "July Options"). Fifty percent (50%) of the July Options vested upon issuance and the other fifty percent (50%) vested on January 15, 2012. The value of option awards reflected in the table above does not reflect compensation actually received by our directors or the actual value that may be recognized by our directors with respect to these option awards in the future. Instead, the amount shown is the compensation expense recognized for financial reporting purposes in 2011 in accordance with SFAS 123R for awards of stock options granted pursuant to the Company's equity plans. See "Note 10—Stock Options" to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for the assumptions made in calculating the fair value of options awards. Mr. Dobbs does not receive option awards for his service as a director.

(2)
Information relating to Glenn M. Dobbs' equity-based compensation is set forth below under "Executive Compensation."

EXECUTIVE COMPENSATION

Compensation Discussion & Analysis

General

        We compensate our executives through a mix of base salary, cash bonus awards, and performance-based equity compensation. Our compensation program is designed to attract and retain the best possible executive talent, to tie annual and long-term cash and equity incentive compensation to the achievement of measurable corporate, business unit and individual performance objectives, and to align compensation incentives available to our executives with the goal of creating shareholder value. To achieve these objectives, we generally tie our executives' overall compensation to goals specific to the areas of the executive's responsibility and that relate to the achievement of corporate objectives. In addition, we provide to our executives a variety of other benefits that we also make available generally to all salaried employees.

Peer Comparisons

        In our annual evaluation of the compensation of our executive officers, we use peer comparisons to obtain a general understanding of current compensation practices for the market in which we compete. We do not benchmark executive compensation at a certain level or percentile based on the peer comparison data. Rather, this data is only one of the components considered when the Board sets executive compensation. Other factors include, but are not necessarily limited to, level of responsibility, individual performance, and budget constraints.

        In evaluating the appropriateness and adequacy of our compensation structure in 2011 for our executive officers, we considered a peer group consisting of the following companies: Hecla Mining Company, Anvil Mining Limited, Lundin Mining Corporation, QuadraFNX Mining Ltd., Thompson Creek Metals Company, Coeur d'Alene Mines Corporation, Revett Minerals Inc., Stillwater Mining Company, General Moly, Inc. and Augusta Resource Corporation.

Allocation Among Compensation Components for 2011

        This section describes the various elements of the Company's compensation program for Named Executive Officers, together with a discussion of various matters relating to those items, including why the Compensation Committee chooses to include the items in the compensation program.

	Base Salary	Cash Bonus Awards	Equity Compensation(1)
Glenn M. Dobbs, President and Chief Executive Officer	45.6%	13.7%	40.7%
James H. Moore, Chief Financial Officer; Treasurer	42.2%	12.7%	45.2%
Douglas D. Dobbs, Vice President, Corporate Finance and Development; Secretary	39.3%	11.8%	48.9%

(1)
Each officer listed above was granted stock options on July 12, 2011, with an exercise price of $2.01 per share (the "July Options"), as follows: (i) Glenn M. Dobbs, 250,000 options; (ii) James H. Moore, 200,000 options; and (iii) Douglas D. Dobbs, 150,000 options. Fifty percent (50%) of the July Options vested upon issuance and the other fifty percent (50%) vested on January 15, 2012. Douglas D. Dobbs was also granted 50,000 stock options on March 18, 2011 (the "March Options"). The March Options vested on September 18, 2011 and have an exercise price of $2.41 per share. Each of the July Options and the March Options, as the case may be, were granted as part of the officer's 2011 compensation. The percentage of equity compensation above reflects the percentage of equity compensation relative to base salary and cash bonus based on the aggregate grant date fair value for the stock options computed in accordance with FASB ASC Topic 718. See "Note 10—Stock Options" to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for the assumptions made in calculating the fair value of such options.

Compensation Components

        Base Salary.    We establish base salaries for our executives based on the scope of their responsibilities, and take into account competitive market compensation paid by companies in our identified peer group for similar positions. Generally, we believe that base salaries for executives in our peer group should be used as a guide in order to best attract, retain and equitably reward our executives.

        We review base salaries annually, and adjust base salaries from time to time to align salaries with those of executives at comparable companies after taking into account individual responsibilities, performance and experience. Our Compensation Committee determines the salary for our President and Chief Executive Officer, and, after consideration of the President and Chief Executive Officer's recommendations, for each officer other than the President and Chief Executive Officer. On December 28, 2011, we entered into amended and restated employment agreements with each of our Named Executive Officers. Effective January 1, 2012, we increased base salaries over 2011 levels for our Named Executive Officers by approximately 10.1% (President and Chief Executive Officer), 11.6%

(Chief Financial Officer), and 7.7% (Vice President of Corporate Finance and Development), respectively. The increases were based on individual performance, the Company's performance, and to bring salaries in line with comparable companies. The Compensation Committee had not increased base salaries for our Named Executive Officers for 2010 and 2011, except that Douglas D. Dobbs received an increase in his base salary in connection with his promotion to Vice President of Corporate Finance and Development on March 18, 2011.

        Cash Bonus Awards.    We utilize cash bonus awards to align executive compensation with corporate objectives and individual performance and contribution. Our Compensation Committee determines the bonus level for our President and Chief Executive Officer and, after consideration of the President and Chief Executive Officer's recommendations, for each officer other than the President and Chief Executive Officer. In determining bonus amounts, the Compensation Committee establishes corporate and individual objectives at the beginning of the fiscal year. The Compensation Committee evaluates the performance of the executives, individually and as a group, at the end of the fiscal year to assess the accomplishment of established objectives and other achievements made during that year.

        In 2011, cash bonuses were awarded to our executive officers in the following amounts: Glenn M. Dobbs, $100,800; James H. Moore, $67,200; and Douglas D. Dobbs, $58,500. Cash bonuses were awarded in recognition of achievement of individual goals and completion of certain corporate milestone events in 2011, including continued progress toward the final permitting of the Montanore Project, completing a Preliminary Economic Assessment prepared in accordance with Canadian Instrument 43-101 reporting standards, completing an underwritten public offering of 5,120,000 shares of common stock that yielded net proceeds of approximately $15.2 million, focusing on cost reductions and cash preservation, evaluating the timing and other factors surrounding additional financing needs, and completing a letter of intent with Estrella Gold Corp. for an option to acquire 75% of the La Estrella gold and silver exploration property located in central Peru.

        Equity Awards.    We believe that share ownership, facilitated in part through the use of stock-based awards, encourages long-term performance by our executive officers. Our 2003 Stock Option Plan permits the grant of stock options to our employees, directors, and consultants. The 2007 Equity Incentive Plan provides long-term incentives to those officers, employees, and consultants of the Company who make substantial contributions to us, and to members of the Board who are not also employees of the Company. The Company believes that long-term incentives and stock-based awards focus employees on the objective of creating shareholder value and promoting the success of the Company, and that incentive compensation plans like the 2007 Equity Incentive Plan are an important attraction, retention, and motivation tool for the participants in such plans.

        Incentive awards for officers are based on achievement of corporate objectives and are determined annually by the Board. Options to purchase an aggregate of 600,000 shares of common stock were granted on July 12, 2011 to executive officers (250,000 options to Glenn M. Dobbs, 150,000 options to Douglas D. Dobbs, and 200,000 options to James H. Moore, for a total of 600,000 options) by the Board based on the recommendation of the Compensation Committee. The options were recommended as part of 2011 compensation. The options have an exercise price of $2.01 (the closing stock price on July 11, 2011) and fifty percent (50%) vested upon issuance and the other fifty percent (50%) vested on January 15, 2012.

        In addition to granting equity-based awards to our executives as part of a long-term incentive plan, we also intend to utilize equity awards in recognition of individual achievements and contributions to corporate performance or in circumstances where we face a critical retention need. We do not maintain any equity or other security ownership guidelines or requirements for our executives. Additionally, we do not have a formal or informal policy regarding adjustment or recovery of awards or payments if the relevant performance goals or measures upon which awards are based are restated or otherwise adjusted so that awards or payments are reduced.

Amended and Restated Employment Agreements; Termination of Employment

        On December 28, 2011, the Company entered into an Amended and Restated Employment Agreement (collectively, the "Amended Agreements") with each of the following three executive officers: Glenn M. Dobbs, James H. Moore, and Douglas D. Dobbs (each an "Officer"). On March 18, 2011, Douglas D. Dobbs was promoted to Vice President of Corporate Finance and Development. In connection with such promotion, Mr. Dobbs was granted 50,000 stock options at an exercise price of $2.41 per share. The amendments modify certain provisions of the Officers' existing employment agreements with the Company, each dated August 7, 2007. The Compensation Committee of the Company's Board of Directors undertook a review of the existing agreements in connection with its annual review of executive compensation that commenced in November 2011.

        The amendments, among other things, (i) increased the minimum base salaries payable to the Officers as follows: Glenn M. Dobbs' minimum base salary increased from $336,000 in 2011 to $370,000 beginning January 1, 2012; James H. Moore's minimum base salary increased from $224,000 in 2011 to $250,000 beginning January 1, 2012; and Douglas D. Dobbs' minimum base salary increased from $204,000 in 2011 (his base salary after his promotion on March 18, 2011) to $210,000 beginning January 1, 2012; (ii) added a severance that each Officer may receive if the employment of such Officer is terminated by the Company without "Cause" or by the Officer for "Good Reason" (in each case as defined in the Amended Agreements) but not in connection with a "Change in Control" (as defined in the Amended Agreements), which severance consists of a lump sum payment equal to the sum of his then current annual base salary and the amount of annual bonus, if any, paid by the Company to him for the year before termination; (iii) specified the dates on which severance payments must be made to the Officers; and (iv) included a provision regarding Section 409A of the Internal Revenue Code of 1986, as amended.

        In addition, the amendment to Douglas D. Dobbs' existing agreement provides that should his employment be terminated by the Company without "Cause" or by Mr. Dobbs for "Good Reason" in connection with a "Change in Control," he will be entitled to receive a lump sum payment equal to three (3) times the sum of his then current annual base salary and the amount of annual bonus, if any, paid by the Company to him for the year before the occurrence of the Change in Control. This provision is in Glenn M. Dobbs' agreement as well as in James H. Moore's agreement. Accordingly, Douglas D. Dobbs' amended agreement now conforms to these agreements in this respect.

        Upon termination of a Named Executive Officer's employment or service for reasons other than for cause, shares, options or other forms of securities issued by the Company and beneficially owned by such officer that are unvested, restricted or subject to similar restriction will vest automatically on the termination date and shall be exercisable for 90 days following such termination (or one year if termination of employment is a result of the participant's disability or death). This provision was contained in the Officers' original employment agreements, each dated August 7, 2007, and the amendments to such agreements did not modify this provision.

        Companies of our size in the mining industry face a number of risks, including the risk of being acquired in the future. We believe that entering into change in control and severance arrangements with certain of our executives has helped us attract and retain the best possible executive talent. Without these provisions, some of our executives may not have chosen to accept employment with us or to remain employed by us. For a further description of the payments that Glenn M. Dobbs, James H. Moore, and Douglas D. Dobbs, our three executive officers, are entitled to receive in the event of certain change in control or termination events, as the case may be, please see "Potential Payments Upon Termination Not in Connection with a Change in Control" and "Potential Payments In Connection with a Change in Control" below.

Potential Payments Upon Termination Not in Connection with a Change in Control

        The following table shows the potential payments to each of our Named Executive Officers in the event the termination of employment had occurred on December 31, 2011. This table does not reflect potential payments to each of our Named Executive Officers in the event of his termination of employment due to a change in control. For potential payments due to a change in control, please see "Potential Payments Upon Termination in Connection with a Change in Control" below.

Name	Termination Event	Cash Severance Payment (Salary) ($)(1)	Cash Severance Payment (Bonus) ($)(1)	Health & Welfare Benefits ($)(2)	Total ($)
Glenn M. Dobbs	Disability:	—	—	34,629	34,629
	Death:	84,000	—	—	84,000
	Without Cause or For Good Reason:	336,000	100,800	34,629	471,429
James H. Moore	Disability:	—	—	15,467	15,467
	Death:	56,000	—	—	56,000
	Without Cause or For Good Reason:	224,000	67,200	15,467	306,667
Douglas D. Dobbs	Disability:	—	—	48,116	48,116
	Death:	51,000	—	—	51,000
	Without Cause or For Good Reason:	204,000	58,500	48,116	310,616

(1)
If the employment of the Named Executive Officer is terminated by the Company without "Cause" or by such officer for "Good Reason" (in each case as defined in the Amended Agreements) but not in connection with a "Change in Control" (as defined in the Amended Agreements), the cash severance payment consists of a lump sum payment equal to the sum of his then current annual base salary and the amount of the annual bonus, if any, paid by the Company to him for the year before termination. In the event of the executive's death, his estate shall be entitled to receive 3 months of his then current annual salary.

(2)
Represents premium payments for executive's COBRA continuation coverage for health benefits provided by the Company for a period of twenty-four (24) months following December 31, 2011.

Indemnification of Officers and Directors

        Our Articles of Incorporation generally allow indemnification of officers and directors to the fullest extent allowed by law. We currently intend to indemnify our officers and directors to the fullest extent permitted by the Articles of Incorporation and Idaho law. We have no agreements with our officers or directors that pertain to indemnification.

Summary Compensation Table

        The following table sets forth the compensation paid or accrued for the benefit of the principal executive officer, principal financial officer, and our other executive officer whose total compensation exceeded $100,000 for the years ended December 31, 2010 and 2011 (together, the "Named Executive Officers").

Name and Principal Position	Year	Salary ($)	Non-Equity Incentive Plan Compensation ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Glenn M. Dobbs	2011	336,000	100,800	300,000	—	736,800
President and Chief Executive Officer(4)	2010	336,000	30,000	285,000	—	651,000
James H. Moore	2011	224,000	67,200	240,000	—	531,200
Chief Financial Officer; Treasurer	2010	224,000	22,000	285,000	—	531,000
Douglas D. Dobbs	2011	195,000	58,500	242,500	—	496,000
Vice President, Corporate Finance and Development; Secretary(5)	2010	168,000	15,000	285,000	—	468,000

(1)
These amounts reflect cash bonuses earned by our Named Executive Officers in 2011 and 2010. Non-equity incentive plan compensation in 2011 and 2010 was based upon the achievement of certain corporate and individual objectives. Such compensation was awarded at the discretion of the Board after reviewing the achievement of such objectives. See "Compensation Discussion & Analysis—Cash Bonus Awards" above.

(2)
The Company is required to report under the caption "Option Awards" the aggregate grant date fair value (computed in accordance with FASB ASC Topic 718) of stock-based awards granted during the fiscal years ended December 31, 2010 and 2011, regardless of whether such awards are subject to future vesting conditions. In 2010, each of our Named Executive Officers was granted 100,000 stock options on January 22, 2010 (the "January 2010 Options") and July 14, 2010 (the "July 2010 Options"), respectively. The January 2010 Options vested upon issuance and the July 2010 Options vested on January 14, 2011. In addition, each of our Named Executive Officers was granted stock options on July 12, 2011 (the "July 2011 Options") as follows: (i) Glenn M. Dobbs, 250,000 options; (ii) James H. Moore, 200,000 options; and (iii) Douglas D. Dobbs, 150,000 options. Fifty percent (50%) of the July 2011 Options vested upon issuance and the other fifty percent (50%) vested on January 15, 2012. Douglas D. Dobbs was also granted 50,000 options on March 18, 2011, which vested on September 18, 2011. Although the July 2011 Options were not completely exercisable during 2011, the entire grant date fair value for such options is reflected in the table above for 2011. See "Note 10—Stock Options" to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for the assumptions made in calculating the fair value of such options.

(3)
The compensation described in this table does not include (i) medical, group life insurance or other benefits received by any of the Named Executive Officers that are available generally to all of our salaried employees, or (ii) perquisites and other personal benefits received by the Named Executive Officers that in the aggregate do not exceed $10,000.

(4)
Excludes $30,000 and $27,000 of additional compensation received by Glenn M. Dobbs in 2011 and 2010, respectively, for his service as a director. See "Director Compensation" above.

(5)
Effective March 18, 2011, Douglas D. Dobbs was promoted to Vice President, Corporate Finance and Development. In connection with this promotion, his annual salary increased to $204,000 and he was granted 50,000 stock options at an exercise price of $2.41 per share as described in footnote (2) above.

GRANTS OF PLAN-BASED AWARDS

        The following table summarizes grants of awards to our executive officers during the year ended December 31, 2011 and possible future payouts pursuant to those awards.

							All Other Option Awards: Number of Shares Underlying Options(1) (#)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards
								Grant Date Fair Value of Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)		Grant Date for Option Awards
Glenn M. Dobbs	12/28/2011	—	—		(2)	7/12/2011	250,000	300,000
James H. Moore	12/28/2011	—	—		(2)	7/12/2011	200,000	240,000
Douglas D. Dobbs	12/28/2011	—	—		(2)	7/12/2011	150,000	180,000
						3/18/2011	50,000	62,500

(1)
These options are described in the "Compensation Discussion and Analysis—Outstanding Equity Awards at December 31, 2011" table.

(2)
Non-equity incentive plan compensation is based upon the achievement of certain corporate and individual objectives. Such compensation is awarded at the discretion of the Board after reviewing the achievement of such objectives.

EQUITY PLAN INFORMATION

        As of December 31, 2011, we had outstanding stock options that had been granted under our 2003 Stock Option Plan for employees, officers, consultants, and affiliates of the Company, 2003 Consultant Stock Compensation Plan for consultants or advisors of the Company, and our 2007 Stock Option Plan for employees, directors (including any non-employee directors), consultants, affiliates or persons providing services to the Company, all of which were approved by shareholders. The following table contains information, as of the end of our fiscal year ended December 31, 2011, with respect to our 2003 Stock Option Plan, 2003 Consultant Stock Compensation Plan, and 2007 Stock Option Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	3,601,000	$1.86	669,000
Equity compensation plans not approved by security holders	-0-	N/A	-0-
Total	3,601,000	$1.86	669,000

        Future equity issuances, whether to directors or officers, may be made out of our 2003 Stock Option Plan, our 2007 Stock Option Plan or, if approved by the shareholders at the Annual Meeting, the Mines Management, Inc. 2012 Equity Incentive Plan described under "Proposal 3" of this Proxy Statement. Our 2003 Stock Option Plan and 2007 Stock Option Plan are summarized below.

Outstanding Equity Awards at December 31, 2011

        The following table sets forth information with respect to outstanding options held by the Named Executive Officers as of December 31, 2011.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Glenn M. Dobbs	125,000	125,000	2.01	7/12/2016
	100,000	—	1.74	1/14/2016
	100,000	—	2.61	1/22/2015
	50,000	—	0.99	6/1/2014
	20,000	—	1.29	7/8/2013
	50,000	—	0.99	6/1/2013
	20,000	—	1.29	7/8/2012
James H. Moore	100,000	100,000	2.01	7/12/2016
	100,000	—	1.74	1/14/2016
	100,000	—	2.61	1/22/2015
	75,000	—	0.99	6/1/2014
	75,000	—	0.99	6/1/2013
Douglas D. Dobbs	75,000	75,000	2.01	7/12/2016
	50,000	—	2.41	3/18/2016
	100,000	—	1.74	1/14/2016
	100,000	—	2.61	1/22/2015
	50,000	—	0.99	6/1/2014
	50,000	—	0.99	6/1/2013

Option Exercises and Stock Vested

        The following table sets forth information concerning all exercises of stock options during fiscal year 2011 by each of the Named Executive Officers.

	Option Awards
Name	Number of Shares Acquired on Exercise (#)		Value Realized on Exercise ($)
Glenn M. Dobbs	20,000	(1)	15,000
James H. Moore	20,000	(2)	16,000
Douglas D. Dobbs	20,000	(3)	14,000

(1)
Represents 20,000 shares of Common Stock acquired upon exercise of a stock option on June 9, 2011. The exercise price of this stock option was $1.29 and the closing price of the Company's Common Stock on the NYSE Amex on June 9, 2011 was $2.04.

(2)
Represents 20,000 shares of Common Stock acquired upon exercise of a stock option on June 1, 2011. The exercise price of this stock option was $1.29 and the closing price of the Company's Common Stock on the NYSE Amex on June 1, 2011 was $2.09.

(3)
Represents 20,000 shares of Common Stock acquired upon exercise of a stock option on June 10, 2011. The exercise price of this stock option was $1.29 and the closing price of the Company's Common Stock on the NYSE Amex on June 10, 2011 was $1.99.

Potential Payments Upon Termination in Connection with a Change in Control

        The Company has entered into employment agreements with the following Named Executive Officers, and such agreements were amended and restated on December 28, 2011: Glenn M. Dobbs, James H. Moore, and Douglas D. Dobbs. These Amended Agreements provide to each Named Executive Officers certain benefits upon the termination of his employment with us and under the circumstances specified in such agreements following a "Change in Control" (as defined in the Amended Agreements). In the event of a "Change in Control," if the employment of Glenn M. Dobbs, James H. Moore or Douglas D. Dobbs is terminated by the Company without "Cause" or by such officer for "Good Reason," he will be entitled to receive (i) a lump sum payment equaling three (3) times the sum of his annual base salary plus the amount of annual bonus, if any, paid by the Company to him for the year before the Change in Control occurs, (ii) continuing health care coverage for 24 months and (iii) a "Gross-Up Payment," if applicable, as defined in Amended Agreements. In addition, all unvested options that are beneficially owned by Glenn M. Dobbs, James H. Moore or Douglas D. Dobbs as of the date of such termination shall vest immediately, and such officer has 90 days following such termination of employment or service to exercise any vested stock options.

        The following table shows the potential payments to each of our Named Executive Officers in the event of his termination of employment due to a Change in Control. The amounts shown in the table below assume the occurrence of a Change of Control and one of the triggering termination events on December 31, 2011. These amounts are estimates of the amounts that would have been paid to the Named Executive Officers upon the occurrence of such events. Actual amounts can only be determined at the time of the Named Executive Officer's termination of employment.

Name	Cash Severance Payment (Salary) ($)(1)	Cash Severance Payment (Bonus) ($)(1)	Health & Welfare Benefits ($)(2)	Total ($)
Glenn M. Dobbs	1,008,000	302,400	34,629	1,345,029
James H. Moore	672,000	201,600	15,467	889,067
Douglas D. Dobbs	612,000	175,500	48,116	835,616

(1)
A Named Executive Officer is entitled to receive a lump sum payment equaling three (3) times the sum of his annual base salary plus the amount of annual bonus, if any, paid by the Company to him for the year before the Change in Control occurs.

(2)
Represents premium payments for executive's COBRA continuation coverage for health benefits provided by the Company for a period of twenty-four (24) months following December 31, 2011.

 PROPOSAL NO. 2—RATIFICATION OF THE APPOINTMENT OF
TANNER LLC AS THE COMPANY'S INDEPENDENT REGISTERED ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012

Introduction

        Tanner LLC served as our independent registered public accounting firm for the fiscal year ended December 31, 2011 and was first engaged on April 11, 2008. We expect that a representative of that firm will be present at the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions from shareholders.

        At the Annual Meeting, we will ask shareholders to ratify the appointment of Tanner LLC as the Company's independent registered accounting firm for the fiscal year ending December 31, 2012. If shareholders do not ratify the appointment of Tanner LLC, the adverse vote will be considered as a direction to the Audit and Finance Committee to select other auditors for the subsequent fiscal year. However, because of the difficulty and expense of making any substitution of an independent registered accounting firm after the beginning of the current fiscal year, it is contemplated that the appointment for the fiscal year ending December 31, 2012 will be permitted to stand unless the Audit and Finance Committee finds other reasons for making a change. Even if the selection of Tanner LLC is ratified, the Audit and Finance Committee may, in its discretion, direct the appointment of a new independent registered accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our shareholders.

Auditor Fees

        The following represents fees for professional audit services rendered by Tanner LLC for the fiscal years ended December 31, 2010 and December 31, 2011, for the audit or review of the Company's financial statements, and fees billed for other services rendered by the firm, during those periods.

        Audit Fees.    The aggregate fees billed for professional services rendered by Tanner LLC for the audit of the Company's annual financial statements for the fiscal years ended December 31, 2010 and 2011 were $78,700 and $69,318, respectively.

        Audit-Related Fees.    The Company did not incur any Audit-Related Fees to Tanner LLC in 2010 or 2011.

        Tax Fees.    The Company did not incur any Tax Fees to Tanner LLC in 2010 or 2011.

        All Other Fees.    The Company incurred no other fees in 2010 and incurred $18,238 in other fees in 2011 for services rendered by Tanner LLC in connection with the Company's public offering of securities.

Pre-Approval Policy and Procedures

        The Audit and Finance Committee has adopted policies and procedures relating to the pre-approval of all engagement letters and audit and non-audit services that are to be performed by the Company's registered public accounting firm. This policy generally provides that the Company will not engage its registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit and Finance Committee, subject to any exception under Section 10A of the Exchange Act and any rules promulgated thereunder.

        The Audit and Finance Committee may also delegate to any committee member or subcommittee the authority to approve any audit or non-audit services to be provided to the Company by its registered public accounting firm. Any decision by a committee member or subcommittee pursuant to this delegated authority is reported on at the next meeting of the Audit and Finance Committee.

        All fees paid to Tanner LLC in 2011 were pre-approved by the Audit and Finance Committee.

Report of the Audit and Finance Committee

        In the performance of its oversight function, the Audit and Finance Committee reviewed and discussed the Company's audited financial statements as of and for the year ended December 31, 2011, with management and its independent public accountants, Tanner LLC. Management and Tanner LLC represented to the Audit and Finance Committee that the Company's audited financial statements as of and for the year ended December 31, 2011 were prepared in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit and Finance Committee also discussed with Tanner LLC the matters required to be discussed by Statement on Auditing Standards No. 114, The Auditor's Communication With Those Charged With Governance, as amended. SAS No. 114 sets forth requirements pertaining to the independent auditor's communications with the Audit and Finance Committee regarding the conduct of the audit.

        The Audit and Finance Committee received the written disclosures and the letter from Tanner LLC required by Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, as amended. Rule 3526 requires the independent auditor to disclose in writing to the Audit and Finance Committee all relationships between the auditor and the Company that, in the auditor's judgment, reasonably may be thought to bear on independence and to discuss the auditor's independence with the Audit and Finance Committee. The Audit and Finance Committee discussed with Tanner LLC its independence and considered in advance whether the provision of any non-audit services by Tanner LLC is compatible with maintaining its independence.

        Based on the reviews and discussions of the Audit and Finance Committee described above, in reliance on the unqualified opinion of Tanner LLC dated March 29, 2012 regarding the Company's audited financial statements as of and for the year ended December 31, 2011, the Audit and Finance Committee recommended to the Board, and the Board approved, that such financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT AND FINANCE COMMITTEE OF THE BOARD OF DIRECTORS,

Roy G. Franklin, Chair
Robert L. Russell
Russell C. Babcock

Required Vote

        Ratification of the appointment of Tanner LLC as the Company's independent registered accounting firm for the fiscal year ending December 31, 2012 requires that more votes be cast, in person or by proxy, in favor of the proposal than are cast in opposition to the proposal at the Annual Meeting. Accordingly, abstentions and broker non-votes will not affect the outcome of the proposal.

Recommendation of the Board of Directors

        The Board of Directors recommends that you vote "FOR" the ratification of the appointment of Tanner LLC as the Company's independent registered accounting firm for the fiscal year ending December 31, 2012.

 PROPOSAL NO. 3—APPROVAL OF THE MINES MANAGEMENT, INC.
2012 EQUITY INCENTIVE PLAN

Introduction

        At the Annual Meeting, we will ask our shareholders to approve the Mines Management, Inc. 2012 Equity Incentive Plan (the "2012 Plan"). We believe that incentives and stock-based awards focus employees, directors, officers, and consultants on the objective of creating shareholder value and promoting the success of the Company, and that incentive compensation plans like the proposed 2012 Plan are an important attraction, retention, and motivation tool for participants in the plan.

        We currently maintain the 2003 Stock Option Plan (which includes both qualified and nonqualified options) (the "2003 Plan"), the 2003 Consultant Stock Compensation Plan (the "2003 Consultant Plan"), and the 2007 Equity Incentive Plan (the "2007 Plan") for the issuance of equity incentives. Under the 2003 Plan and 2003 Consultant Plan, we may grant options to purchase up to 3,000,000 shares and 700,000 shares of Common Stock, respectively. Under the 2007 Plan, which provides for the issuance of both qualified and nonqualified stock options and restricted shares to directors, employees, and consultants of the Company, we may issue up to 3,000,000 shares of Common Stock. As of April 26, 2012, options to purchase an aggregate of 765,000 shares of Common Stock are outstanding under the 2003 Plan and 2,235,000 options have been granted and exercised. Accordingly, no more shares are available for issuance under the 2003 Plan. As of April 26, 2012, options to purchase an aggregate of 180,000 shares of Common Stock have been granted under the 2003 Consultant Plan, leaving an aggregate of 520,000 shares of Common Stock available for grant of options under this plan. As of April 26, 2012, options to purchase an aggregate of 2,456,000 shares of Common Stock are outstanding under the 2007 Plan and 395,000 options have been granted and exercised, leaving an aggregate of 149,000 shares of Common Stock available for grant of options under the 2007 Plan.

        The Board approved the 2012 Plan based, in part, on a belief that the number of our shares currently available under the 2003 Consultant Plan and the 2007 Plan, as well as the types of awards that may be offered under each plan, do not give the Company sufficient authority and flexibility to adequately provide for future incentives. The 2012 Plan provides for grant of awards of up to 3,000,000 shares of our Common Stock (subject to appropriate adjustments to reflect changes in the capitalization of the Company). The maximum number of shares of Common Stock that may be granted under the 2012 Plan to any one participant in any one year is 200,000.

        Based on our 2003 Plan, 2003 Consultant Plan, and 2007 Plan in effect and outstanding awards at April 26, 2012, if shareholders approve the 2012 Plan the total number of shares subject to outstanding awards and available for future awards under the 2012 Plan and other continuing equity compensation plans would be as follows:

Shares subject to outstanding awards (weighted average exercise price ($1.92))	3,401,000
Shares available for future issuance under the 2003 Consultant Plan and the 2007 Plan(1)	669,000
Shares available for future issuance under the proposed 2012 Plan	3,000,000

Total Shares	7,070,000
Percentage of outstanding shares(2)	24.43%

(1)
The 2003 Consultant Plan expires no later than March 4, 2013, under which 520,000 shares of Common Stock may be granted as awards pursuant to this plan. The 2007 Plan expires no later than November 20, 2017, under which 149,000 shares of Common Stock may be granted as awards pursuant to this plan.

(2)
Outstanding shares (the denominator in this calculation) includes all common stock outstanding at April 26, 2012 (28,939,110) and does not include issuance of unissued shares reserved for outstanding or future awards under the 2003 Plan, the 2003 Consultant Plan, the 2007 Plan, and the proposed 2012 Plan.

Summary Description of the Mines Management, Inc. 2012 Equity Incentive Plan

        The principal terms of the 2012 Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2012 Plan, which appears as Appendix A to this Proxy Statement.

        Purpose.    The purpose of the 2012 Plan is to further the growth in earnings and market appreciation of Mines Management, Inc. by providing long-term incentives to those officers, employees, and consultants of the Company and its affiliates who make substantial contributions to the Company, and to members of the Board of Directors of the Company (the "Board") who are not also employees of the Company. The Company intends that the long-term incentives provided by the 2012 Plan will facilitate securing, retaining, and motivating officers, employees, consultants and non-employee directors of the Company. We believe that the 3,000,000 shares of Common Stock available for issuance under the 2012 Plan is reasonable and appropriate, and will help us achieve our competitive compensation objectives without compromising shareholder value.

        Administration.    The Plan will be administered by the Board or, if so delegated by the Board, a committee of the Board. The Board may, at any time and for any reason in its sole discretion, rescind some or all of such delegation. The Board will have full and final authority in its discretion (i) to determine (a) from time to time which of the persons eligible under the 2012 Plan will be granted stock awards (as defined below); (b) when and how each stock award shall be granted; (c) what type or combination of types of stock awards will be granted; (d) the provisions of each stock award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a stock award; (e) the number of shares of Common Stock with respect to which a stock award shall be granted to each such person; (ii) to construe and interpret the 2012 Plan, stock awards granted under it, option agreements, and stock award agreements, and to establish, amend, and revoke rules and regulations for their administration; (iii) to correct any defect, omission or inconsistency in the 2012 Plan or in any option agreement or stock award agreement, in a manner and to the extent it shall deem necessary or expedient to make the 2012 Plan fully effective; (iv) to amend the 2012 Plan, a stock award, a stock award agreement or an option agreement; and (v) generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the 2012 Plan.

        Eligibility.    Any employee, director (including any non-employee director), officer or consultant providing services to the Company or any affiliate of the Company. As of April 30, 2012, there were approximately 15 employees and officers, 0 consultants, and 4 non-employee directors of the Company and its affiliates.

        Authorized Shares; Limits on Awards.    The 2012 Plan provides for grant of awards of up to 3,000,000 shares of Common Stock (subject to appropriate adjustments to reflect changes in the capitalization of the Company). The maximum number of shares of Common Stock that may be granted under the Plan to any one participant in any one year is 200,000. As of April 27, 2012, the last reported sale price of a share of our Common Stock on NYSE Amex was $1.57 per share.

        Types of Awards.    The 2012 Plan authorizes, but is not limited to, the following stock awards: (i) incentive stock options; (ii) nonqualified stock options; (iii) restricted Common Stock; (iv) unrestricted Common Stock; (v) restricted stock units; (vi) stock appreciation rights; and (v) other stock-based awards. The 2012 Plan retains flexibility to offer competitive incentives and to tailor awards to specific needs and circumstances. Common Stock purchased upon the exercise of a stock award must be paid in full at the time of such purchase.

        Code Section 162(m).    The 2012 Plan is intended to enable the Company to pay qualified performance-based compensation that is exempt from the $1 million per year compensation deduction limitation of Code Section 162(m). Performance based compensation may consist of (i) options or stock appreciation rights issued with an exercise or base price of at least 100% of the fair market value of the Common Stock on the date of grant, or (ii) other awards that are payable solely upon achievement of one or more objective performance criteria established in accordance with Section 162(m).

        The performance criteria are set at the sole discretion of the committee and may be based upon any one or more of the categories set forth in the 2012 Plan document, which include, but are not limited to: revenue; earnings; net profits; cash flow; operating income or margins; debt reductions; expense levels; earnings per share; total stockholder return; return on assets, equity or capital; share price; regulatory achievements; financing and other capital raising transactions and completion or attainment of objectives with respect to exploration, development, production, costs, or operations (including but not limited to environmental, health and safety, and recruiting and retention)

        Performance criteria may be applied to the Company as a whole or to a business segment, subsidiary or affiliate, and may be measured annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group.

        Substitutions and Repricings.    The Board may, in its discretion, issue new stock awards in substitution for outstanding stock awards previously granted to participants, or approve a repricing (within the meaning of U.S. generally accepted accounting principles or any applicable NYSE Amex rule) of stock awards issued under the 2012 Plan, in each case without the stockholders of the Company expressly approving such substitution or repricing.

        Term of Options; Vesting; Acceleration of Awards; Possible Early Termination of Awards.    In the discretion of the Board, the total number of shares of Common Stock subject to an option (either an incentive stock option or a nonqualified stock option) may (i) vest, and therefore become exercisable, in one or more periodic installments that may, but not need not, be equal or (ii) be fully vested at the time of grant. These options may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. Stock awards other than options may be subject to a vesting schedule to be determined by the Board or be fully vested at the time of grant. Unless otherwise provided in the option agreement or the stock award agreement, if a participant's service to the Company or its affiliates terminates (other than upon the participant's death, disability, retirement or as a result of a change in control), all options or unvested restricted Common Stock will be terminated and forfeited; provided, however, that if an optionholder's service is terminated for reasons other than for cause, all vested options shall continue to be exercisable until the earlier of the expiration date or 180 days after such termination. All vested options not exercised within this period shall terminate.

        In the case of a "Change of Control" (as defined in the 2012 Plan), then any surviving corporation or acquiring (or parent thereof) may assume any stock awards outstanding under the 2012 Plan or may substitute similar stock awards. In the event any surviving corporation or acquiring corporation (or parent thereof) does not assume or substitute similar stock awards for those outstanding under the 2012 Plan, then (i) with respect to stock awards held by participants whose "Continuous Service" (as defined in the 2012 Plan) to the Company has not terminated as of the date of the Change of Control, the vesting of such stock awards shall be accelerated in full, and any options or stock appreciation rights shall terminate if not exercised at or prior to the Change of Control, and (ii) with respect to any other stock awards outstanding under the 2012 Plan, such stock awards shall terminate if not exercised (if applicable) or vested prior to the Change of Control. In connection with a Change of Control, the Company or any surviving corporation or acquiring corporation shall have the right, but not the obligation, in the Stock Award Agreement or otherwise to (i) accelerate vesting (in whole or in part) to any stock award that would not otherwise vest under the default provisions of the 2012 Plan, (ii) cash out a stock award, or (iii) take any such other actions not inconsistent with the terms of the 2012 Plan.

        Adjustments.    The number of shares available under the 2012 Plan and any outstanding awards are subject to adjustment in the event of certain reorganizations, mergers, consolidations, recapitalizations, stock splits, stock dividends or other similar events that change the number or kind of shares outstanding.

        Duration of Plan.    The Board may suspend or terminate the 2102 Plan at any time. Unless sooner terminated, the 2012 Plan will terminate on the tenth anniversary of the Board's adoption of the plan, after which no grants of stock awards may be made.

        Changes to the 2012 Plan.    Subject to the requirements of NYSE Amex and applicable law, the Board at any time may amend the 2012 Plan, provided that such amendment does not result in a violation of Section 409A of the Internal Revenue Code of 1986, as amended (regarding nonqualified deferred compensation plans). In addition, no amendment shall be effective unless approved by the shareholders of the Company to the extent that such approval is necessary to satisfy the requirements of NYSE Amex or applicable law. Any modification, suspension or amendment of the 2012 Plan shall not adversely affect a participant's rights under an award previously granted without the consent of such participant. The Board may amend the terms of any award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any participant without his or her consent.

        Proceeds.    Proceeds from the sale of Common Stock pursuant to stock awards shall constitute general funds of the Company.

Federal Income Tax Consequences

        The following summary constitutes a brief overview of the principal U.S. federal income tax consequences relating to awards that may be granted under the 2012 Plan based upon current tax laws. This summary is not intended to be exhaustive and does not describe state, local, or foreign tax consequences.

        Non-Qualified Stock Options.    A participant will realize no taxable income at the time a non-qualified option is granted under the plan, but generally at the time such non-qualified option is exercised, the participant will realize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price. Upon a disposition of such shares, the difference between the amount received and the fair market value on the date of exercise will generally be treated as a long-term or short-term capital gain or loss, depending on the sales price and holding period of the shares. The Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the participant is considered to have realized ordinary income in connection with the exercise of a non-qualified option.

        Incentive Stock Options.    A participant will realize no taxable income, and the Company will not be entitled to any related deduction, at the time any incentive stock option is granted. No ordinary taxable income is generally recognized at exercise, but the excess of the fair market value of the shares over the option exercise price is a preference item that is recognized for alternative minimum tax purposes. If certain statutory holding period conditions are satisfied, then upon disposition of the shares after expiration of the statutory holding periods, any gain realized by a participant will be taxed as long-term capital gain and any loss sustained will be long-term capital loss, and the Company will not be entitled to a deduction in respect of such disposition.

        Except in the event of death, if shares acquired by a participant upon the exercise of an incentive stock option are disposed of by such participant before the expiration of the statutory holding periods (i.e., a "disqualifying disposition"), such participant will be considered to have realized as compensation taxed as ordinary income in the year of such disposition an amount, not exceeding the gain realized on such disposition, equal to the difference between the option price and the fair market value of such shares on the date of exercise of such option. Generally any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If a participant makes a "disqualifying disposition," generally in the fiscal year of such "disqualifying disposition," the Company will be allowed a deduction for federal income tax purposes in the amount of ordinary income recognized by the participant.

        Stock Awards.    Ordinary income will be realized by a recipient of a stock award upon grant, if the award is not subject to vesting, or upon such stock no longer being subject to a risk of forfeiture, in the case of a restricted stock award. The amount of income realized will be equal to the fair market value of the shares on the date income is recognized, less the amount paid for the shares, if any. Such amount will also constitute the tax basis for the shares. In addition, the holding period will commence on the day income is recognized for purposes of determining whether the recipient has long -term or short-term capital gain or loss on a subsequent sale of shares. The Company will be entitled to a deduction with respect to the ordinary compensation income realized by the participant.

        A recipient of a restricted stock award who makes an election under Section 83(b) of the Code within 30 days after the date of the grant will recognize ordinary income equal to the fair market value on the date of grant less the amount paid for the shares if any, and will recognize no additional income until the shares are subsequently sold. Upon sale of the shares, the tax basis will be equal to the fair market value on the date of the grant, and the holding period for capital gains purposes will commence on the date of grant. If the shares subject to such election are forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes (other than a capital loss with respect to the amount of tax previously paid).

        Restricted Stock Units.    Restricted stock units will not result in taxable income to a participant or provide a deduction to the Company until payment is made to the participant. Upon receipt of a payment, the participant will realize ordinary income equal to the market value of the shares received at the time of payment. Upon such payment, the Company will be entitled to a corresponding deduction with respect to the ordinary income realized by the participant. In addition, the holding period begins on the date any shares are received, if not subject to any restrictions, for purposes of determining short-term or long -term capital gain or loss on a subsequent sale of the shares.

        Stock Appreciation Rights.    At the date of grant of stock appreciation rights, the participant will not be deemed to receive income, and the Company will not be entitled to a deduction. Upon exercise, the holder of a stock appreciation right will realize ordinary compensation income equal to the amount of cash or the market value of the shares received on exercise. The Company will be entitled to a deduction with respect to the ordinary income realized by the participant.

        Other Stock-Based Awards.    Other awards will generally result in ordinary income to the participant at the time such awards are paid to the participant and in the amount of such payment. The Company will ordinarily be entitled to a deduction equal to the amount of ordinary income recognized by the participant.

        Code Section 162(m).    Code Section 162(m) generally allows the Company to obtain tax deductions without limitation for qualified performance based compensation. The Company intends that options and performance-vested awards granted under the 2012 Plan will qualify as performance based compensation. However, a number of requirements must be met in order to so qualify, and there can be no assurance that such compensation will be fully deductible under all circumstances. In addition, other awards under the 2012 Plan may not qualify as performance based compensation, and any deduction in regards to same may be limited under Code Section 162(m).

Required Vote

        Approval of the Mines Management, Inc. 2012 Equity Incentive Plan requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting. Any shares not voted (whether by abstentions, broker non-votes or otherwise) will be counted and will have the same effect as votes against the Mines Management, Inc. 2012 Equity Incentive Plan.

Recommendation of the Board of Directors

        The Board of Directors recommends that you vote "FOR" approval of the Mines Management, Inc. 2012 Equity Incentive Plan.

 SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company pursuant to Section 16a-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), no person who at any time during 2011 was a director, officer, or beneficial owner of more than ten percent of any class of equity securities of the Company failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year, except in the case of Douglas D. Dobbs (one Form 4) and Roy G. Franklin (one Form 4).

SHAREHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING

        The Company will review shareholder proposals intended to be included in the Company's proxy materials for the 2013 Annual Meeting of Shareholders that are received by the Company at its principal executive offices no later than January 7, 2013 (assuming next year's Annual Meeting is held on the same date as this year's Annual Meeting). Such proposals must be submitted in writing and should be sent to the attention of the Secretary of the Company. The Company will comply with Rule 14a-8 of the Exchange Act with respect to any proposal that meets its requirements.

        In addition, under the terms of the Company's Bylaws, a shareholder who intends to present an item of business at the 2013 Annual Meeting of Shareholders (other than a proposal submitted for inclusion in the Company's proxy materials) must provide notice of such business to the Company not less than 90 nor more than 120 days prior to the date of the 2013 Annual Meeting. Accordingly, any notice given by or on behalf of a shareholder pursuant to these provisions of our Bylaws (and not pursuant to Rule 14a-8 of the Exchange Act) must be received no earlier than February 14, 2013 and no later than March 16, 2013 (assuming that the 2013 Annual Meeting is on the same date as this year's Annual Meeting). Such notice shall be sent to Secretary, Mines Management, Inc., 905 West Riverside Avenue, Suite 311, Spokane, Washington 99201.

ADDITIONAL SHAREHOLDER INFORMATION

Annual Report

        The Company's Annual Report to Shareholders is being mailed to all shareholders with this Proxy Statement on Schedule 14A, which includes the Company's financial statements and management's discussion and analysis for the fiscal year ended December 31, 2011. In addition, a shareholder of record may obtain a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2011, without cost, upon written request to the Secretary of the Company at the following address: 905 W. Riverside Ave., Suite 311, Spokane, WA 99201. The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2011 may also be accessed at SEC's website at www.sec.gov or on SEDAR at www.sedar.com.

Other Business

        As of the date of this Proxy Statement, the Board is not aware of any matters that will be presented for action at the Annual Meeting other than those described above. However, should other business properly be brought before the Annual Meeting, the proxies will be voted thereon at the discretion of the persons acting thereunder.

By Order of the Board of Directors
/s/ GLENN M. DOBBS Chairman, President and Chief Executive Officer

Appendix A

MINES MANAGEMENT, INC.

2012 EQUITY INCENTIVE PLAN

1.     PURPOSES.

        (a)    Background.    On April 10, 2012 (the "Effective Date"), the Board authorized the Company to establish the Plan.

        (b)    Eligible Stock Award Recipients.    The persons eligible to receive Stock Awards are the Employees, Directors, Officers and Consultants of the Company and its Affiliates; provided that in no event shall an Option or stock appreciation right be granted unless, with respect to the proposed grantee, the Common Stock qualifies as "service-recipient stock" for purposes of Section 409A of the Code.

        (c)    Available Stock Awards.    The purpose of the Plan is to provide a means by which eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of, but not limited to, the following: (i) Incentive Stock Options, (ii) Nonqualified Stock Options, (iii) restricted Common Stock, (iv) unrestricted Common Stock, (v) restricted stock units, (vi) stock appreciation rights, and (vii) other stock-based awards.

        (d)    General Purpose.    The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.     DEFINITIONS.

        (a)   "Affiliate" means any entity that controls, is controlled by, or is under common control with the Company.

        (b)   "Board" means the Board of Directors of the Company.

        (c)   "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

        (d)   "Committee" means a pre-existing or newly formed committee of members of the Board appointed by the Board in accordance with subsection 3(c).

        (e)   "Common Stock" means the Company's common stock par value US$0.001 and other rights with respect to such stock.

        (f)    "Company" means Mines Management, Inc., an Idaho corporation.

        (g)   "Consultant" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate.

        (h)   "Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director, Officer or Consultant, is not interrupted or terminated. Unless otherwise provided in a Stock Award Agreement or Option Agreement, as applicable, the Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director, Officer or Consultant or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's service to the Company or an Affiliate as an Employee, Director, Officer or Consultant. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate may not constitute an interruption of Continuous Service. The Board, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence, including sick leave, military leave or any other personal leave.

        (i)    "Covered Employee" means a "covered employee" as determined for purposes of Section 162(m) of the Code, which, for purposes of clarity, currently includes the Company's chief executive officer and the four (4) other highest compensated officers of the Company (other than chief financial officer) for whom total compensation is required to be reported to stockholders under the Exchange Act..

        (j)    "Director" means a member of the Board of Directors of the Company.

        (k)   "Disability" means the Participant's inability, due to illness, accident, injury, physical or mental incapacity or other disability, to carry out effectively the duties and obligations to the Company and its Affiliates performed by such person immediately prior to such disability for a period of at least six (6) months, as determined in the good faith judgment of the Board.

        (l)    "Dollars" or "$" or "US$" means United States dollars.

        (m)  "Employee" means any person employed by the Company or an Affiliate. Service as a Director or payment of a director's fee by the Company or an Affiliate alone shall not be sufficient to constitute "employment" by the Company or an Affiliate.

        (n)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (o)   "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

            (i)  If the Common Stock is listed on any established stock exchange in the United States, such as the NYSE Amex, the Fair Market Value of a share of Common Stock shall be the closing sales price for such share as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock if such shares are traded on more than one such exchange) on the day of determination (or the immediately preceding trading day on which sales were reported, if the day of determination is not a trading day or no sales were reported on such date), as reported by such exchange or such other source as the Board reasonably deems reliable.

           (ii)  In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board using a reasonable valuation method in accordance with Treas. Reg. Section 1.409A-1(a)(5)(iv) or any successor thereto.

        (p)   "Incentive Stock Option" means an Option designated as an incentive stock option in an Option Agreement and that is granted in accordance with the requirements of, and that conforms to the applicable provisions of, Section 422 of the Code. Notwithstanding anything herein to the contrary, no Option shall be treated as an "incentive stock option" within the meaning of Section 422 of the Code unless the Plan has been (i) approved by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Section 422(b)(1) of the Code or (2) a determination has been made by the Committee that the method of adoption and approval of the Plan meets the shareholder approval requirements of Section 422 of the Code. Notwithstanding the foregoing, any Option intended to be an incentive stock option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a nonqualified stock option unless and until such approval is obtained.

        (q)   "Independent Director" means a Director who (i) satisfies the definition of "Independent Director" or similar definition under the applicable United States stock exchange rules and regulations upon which the Common Stock is traded from time to time; (ii) is either (A) not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (B) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code; and (iii) is a "Non-Employee Director", as defined from time to time for purposes of Section 16 of the Exchange Act.

        (r)   "Nonqualified Stock Option" means an Option that is not designated in an Option Agreement as an Incentive Stock Option or was not granted in accordance with the requirements of or does not otherwise conform to the applicable provisions of, Section 422 of the Code.

        (s)   "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (t)    "Option" means an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to the Plan.

        (u)   "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant.

        (v)   "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

        (w)  "Participant" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

        (x)   "Plan" means this Mines Management, Inc. 2012 Equity Incentive Plan.

        (y)   "Retirement" means an Employee's retirement from the Company or an Affiliate, (i) on or after attaining age 55 and completing at least ten (10) years of service; or (ii) on or after attaining age 62.

        (z)   "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

        (aa) "Securities Act" means the Securities Act of 1933, as amended.

        (bb) "Stock Award" means any right granted under the Plan including, but not limited to, an Option, restricted Common Stock, unrestricted Common Stock, restricted stock units. stock appreciation rights, or other stock-based awards.

        (cc) "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award (other than an Option) evidencing the terms and conditions of an individual Stock Award grant.

        (dd) "Ten Percent Stockholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent corporation or any subsidiary corporation, both as defined in Section 424 of the Code.

3.     ADMINISTRATION.

        (a)    Administration by Board.    The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c). The Board may, at any time and for any reason in its sole discretion, rescind some or all of such delegation.

        (b)    Powers of Board.    The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (i)  To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

           (ii)  To construe and interpret the Plan, Stock Awards granted under it, Option Agreements and Stock Award Agreements, and to establish, amend and revoke rules and regulations for their administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement or Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

         (iii)  To amend the Plan, a Stock Award, a Stock Award Agreement or an Option Agreement as provided in Section 12.

          (iv)  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

        (c)    Delegation to Committee.

            (i)  General.    The Board may delegate administration of the Plan and its powers and duties thereunder, or any portion thereof, to a Committee or Committees, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. Upon such delegation, the Committee shall have the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be deemed to include the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan, except respecting matters under Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, or any rules or regulations issued thereunder, which are required to be determined in the sole discretion of the Committee.

           (ii)  Committee Composition.    A Committee shall consist solely of two or more Independent Directors. Within the scope of its authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Independent Directors, the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of one or more members of the Board who are not Independent Directors or to the Company's Chief Executive Officer the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

        (d)    Effect of Board's Decision; No Liability.    All determinations, interpretations and constructions relating to this Plan made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons. No member of the Board or any Committee or any person to whom duties hereunder have been delegated, including any member of any committee or subcommittee, shall be liable for any action, interpretation or determination made in good faith, and such persons shall be entitled to full indemnification and reimbursement consistent with applicable law and in the manner provided in the Company's Memorandum and Articles of Association, as the same may be amended from time to time, or as otherwise provided in any agreement between any such member and the Company.

4.     STOCK SUBJECT TO THE PLAN.

        (a)    Stock Reserve.    Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Stock Awards or Incentive Stock Options shall not exceed in the aggregate three million (3,000,000) shares of the Company's Common Stock. Stock appreciation rights provided for in Section 7(b) hereof that are payable only in cash will not reduce the number of Common Stock available for Stock Awards granted under the Plan.

        (b)    Reversion of Stock to the Stock Reserve.    If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. If any Common Stock is withheld to satisfy any tax withholding requirement in connection with any Stock Award, only the shares issued (if any), net of the shares withheld, will be deemed delivered for purposes of determining the amount of Common Stock available for issuance under the Plan.

        (c)    Source of Stock.    The Common Stock subject to the Plan may be either authorized and unissued stock or reacquired stock, bought on the market or otherwise, in the discretion of the Board.

5.     ELIGIBILITY.

        (a)    Eligibility for Specific Stock Awards.    Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors, Officers and Consultants.

        (b)    Ten Percent Stockholders.    A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

        (c)    Limitations on Stock Awards.    No Participant shall be eligible to be granted Stock Awards covering more than 200,000 shares of Common Stock during any calendar year.

        (d)    Consultants.

            (i)  A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register a sale of the Company's securities issued to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Board determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

           (ii)  Form S-8 generally is available to consultants and advisors only if (i) they are natural persons; (ii) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer's parent; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer's securities.

6.     OPTION PROVISIONS.

        Each Option Agreement shall be subject to the terms and conditions of this Plan. Each Option and Option Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonqualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical.

        (a)    Provisions Applicable to All Options.

            (i)  Exercise Price.    Subject to the provisions of Section 5(b) regarding Ten Percent Shareholders, the exercise price of each Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

           (ii)  Exercise.    The exercise price of Common Stock acquired pursuant to an Option shall be paid in any form of lawful consideration as the Board determines from time to time, including without limitation through net settlement or other method of cashless exercise.

         (iii)  Vesting Generally.    In the discretion of the Board, the total number of shares of Common Stock subject to an Option may (A) vest, and therefore become exercisable, in one or more periodic installments that may, but need not, be equal, or (B) be fully vested at the time of grant. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions, if any, of individual Options may vary and shall be set forth in the applicable Option Agreement. The provisions of this subsection 6(a)(iii) are subject to any Option Agreement provisions governing the minimum number of Common Stock as to which an Option may be exercised.

          (iv)  Termination of Continuous Service.    Unless otherwise provided in the Option Agreement, in the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death, Disability, Retirement or as a result of a Change of Control), all Options held by the Optionholder shall immediately terminate; provided, however, if an Optionholder's Continuous Service is terminated for reasons other than for cause, as determined by the Board in its discretion, all vested Options held by such person shall continue to be exercisable until the earlier of the expiration date of such Option or 180 days after the date of such termination, and all unvested Options shall immediately terminate. All vested Options not exercised within the period described in the preceding sentence shall terminate.

           (v)  Disability or Death of Optionholder.    Unless otherwise provided in the Option Agreement, in the event that an Optionholder's Disability or death, all unvested Options shall immediately terminate, and all vested Options held by such person shall continue to be exercisable until the earlier of 12 months after the date of such Disability or death or the expiration date of such Options. All such vested Options not exercised within such 12-month period shall terminate.

          (vi)  Retirement.    Unless otherwise provided in the Option Agreement, in the event of the Optionholder's Retirement, all unvested Options shall automatically vest on the date of such Retirement and all Options shall be exercisable until the earlier of 24 months after such

  Retirement date or the expiration date of such Options. All such Options not exercised within the period described in the preceding sentence shall terminate.

         (vii)  Incentive Stock Options.    Notwithstanding anything herein to the contrary, in the event an Incentive Stock Option is exercised after the date which is three months following the date the Optionholder's employment with the Company is terminated, other than as a result of Disability or death, such Incentive Stock Option shall be treated as a Nonqualified Stock Option, but all other terms and provisions of such Option shall remain the same.

        (b)    Provisions Applicable to Incentive Stock Options.

            (i)  Term.    Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted. Further, no grant of an Incentive Stock Option shall be made under this Plan more than ten (10) years after the date of the satisfaction of the stockholder approval provisions of Section 422(b)(1) of the Code.

           (ii)  Transferability of an Incentive Stock Option.    An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

         (iii)  Incentive Stock Option $100,000 Limitation.    Notwithstanding any other provision of the Plan or an Option Agreement, the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionholder in any calendar year, under the Plan or any other option plan of the Company or its Affiliates, shall not exceed $100,000. For this purpose, the Fair Market Value of the Common Stock shall be determined as of the time an Option is granted. The Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options but all other terms and provisions of such Options shall remain the same.

          (iv)  Disposition During the Holding Period.    Any participant who disposes of Common Stock acquired upon the exercise of an Incentive Stock Option either (i) within two years after the date of grant of such Incentive Stock Option, or (ii) within one year after the transfer of such shares to the Participant upon exercise, shall notify the Company of such disposition and of the amount realized upon such disposition.

        (c)    Provisions Applicable to Nonqualified Stock Options.

            (i)  Transferability of a Nonqualified Stock Option.    A Nonqualified Stock Option shall be transferable, if at all, to the extent provided in the Option Agreement. If the Option Agreement does not provide for transferability, then the Nonqualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

7.     PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

        (a)    Restricted and Unrestricted Common Stock Awards.    Each Stock Award Agreement evidencing a grant of restricted or unrestricted Common Stock shall be in such form and shall contain such restrictions, terms and conditions, if any, as the Board shall deem appropriate and shall be subject to the terms and conditions of this Plan. The terms and conditions of restricted Common Stock may change from time to time, and the terms and conditions of separate restricted Common Stock awards need not be identical, but each Stock Award Agreement evidencing a grant of restricted or unrestricted

Common Stock shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

            (i)  Consideration.    A restricted or unrestricted Common Stock award may be awarded in consideration for past services actually rendered, or, to the extent consistent with state law, for future services to be rendered, to the Company or an Affiliate for its benefit.

           (ii)  Vesting.    Common Stock awarded under the Stock Award Agreement may (A) be subject to a vesting schedule to be determined by the Board (i.e. restricted Common Stock), or (B) be fully vested at the time of grant (i.e. unrestricted Common Stock).

         (iii)  Termination of Participant's Continuous Service.    Unless otherwise provided in the Stock Award Agreement, in the event a Participant's Continuous Service terminates prior to a vesting date set forth in the Stock Award Agreement, any unvested restricted Common Stock shall be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company, and neither the Participant nor his or her heirs, executors, administrators or successors shall have any right or interest in such restricted Common Stock. Notwithstanding the foregoing, unless otherwise provided in the Stock Award Agreement, in the event a Participant's Continuous Service terminates as a result of (A) being terminated by the Company for reasons other than for cause, (B) death, (C) Disability, (D) Retirement, or (E) a Change of Control (subject to the provisions of Section 11(c) hereof), then any unvested restricted Common Stock shall vest immediately upon such date.

          (iv)  Transferability.    Rights to acquire Common Stock under the Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Award Agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Stock Award Agreement remains subject to the terms of the Stock Award Agreement.

        (b)    Restricted Stock Units.    Grant of Restricted Stock Units. A restricted stock unit, or "RSU," represents the right to receive from the Company on the respective scheduled vesting or payment date for such RSU, one share of Common Stock. An award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Administrator may determine, subject to the provisions of this Plan. At the time an award of RSUs is made, the Administrator shall establish a period of time during which the restricted stock units shall vest.

            (i)  Dividend Equivalent Accounts.    If (and only if) required by the applicable award agreement, prior to the expiration of the applicable vesting period of an RSU, the Company shall pay dividend equivalent rights with respect to RSUs, in which case the Company shall establish an account for the participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the share of Common Stock underlying each RSU. Each amount or other property credited to any such account shall be subject to the same vesting conditions as the RSU to which it relates. The participant shall be paid the amounts or other property credited to such account upon vesting of the RSU.

           (ii)  Payment.    Except as otherwise provided in the applicable Stock Award agreement, Common Stock issuable under an RSU shall be treated as issued on the first date that the holder of the RSU is no longer subject to a substantial risk of forfeiture as determined for purposes of Section 409A of the Code, and the holder shall be the owner of such Common Stock on such date. An award agreement may provide that issuance of Common Stock under an RSU may be deferred beyond the first date that the RSU is no longer subject to a substantial risk of forfeiture, provided that such deferral is structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

        (c)    Grant of Stock Appreciation Rights.    Stock appreciation rights to receive in cash (or its equivalent in Common Stock) the excess of the Fair Market Value of Common Stock on the date the rights are surrendered over the Fair Market Value of Common Stock on the date of grant may be granted to any Employee, Director, Officer or Consultant selected by the Board. A stock appreciation right may be granted (i) in connection and simultaneously with the grant of another Stock Award, (ii) with respect to a previously granted Stock Award, or (iii) independent of another Stock Award. A stock appreciation right shall be subject to such terms and conditions not inconsistent with this Plan as the Board shall impose and shall be evidenced by a written Stock Award Agreement, which shall be executed by the Participant and an authorized officer of the Company. The Board may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of a stock appreciation right that the Participant surrender for cancellation some or all of the Stock Awards previously granted to such person under this Plan or otherwise, provided that such action does not result in a violation of Section 409A of the Code. A stock appreciation right, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Stock Award, may contain such other terms as the Board deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Stock Award.

        (d)    Other Stock-Based Awards.    The other types of stock-based awards that may be granted under this Plan include: (a) stock units, performance stock, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock, upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon.

8.     AVAILABILITY OF STOCK.

        During the terms of the Stock Awards, the Company shall keep available at all times the number of Common Stock required to satisfy such Stock Awards.

9.     USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.   MISCELLANEOUS.

        (a)    Exercise of Awards.    Stock Awards shall be exercisable at such times, or upon the occurrence of such event or events as the Board shall determine at or subsequent to grant. Stock Awards may be exercised in whole or in part. Common Stock purchased upon the exercise of a Stock Award shall be paid for in full at the time of such purchase.

        (b)    Acceleration of Exercisability and Vesting.    The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

        (c)    Stockholder Rights.

            (i)  Options.    Unless otherwise provided in and upon the terms and conditions in the Option Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Common Stock subject to an Option unless and until such Participant has satisfied all requirements for exercise of, and has exercised, the Option pursuant to its terms.

           (ii)  Restricted Common Stock.    Unless otherwise provided in and upon the terms and conditions in the Stock Award Agreement, a Participant shall have the right to receive all dividends and other distributions paid or made respecting such restricted Common Stock, provided, however, no unvested restricted Common Stock shall have any voting rights of a stockholder respecting such unvested restricted Common Stock unless and until such unvested restricted Common Stock become vested.

         (iii)  Other Stock Awards.    Unless otherwise provided in and upon the terms and conditions in the Stock Award Agreement, a Participant shall have no rights as a stockholder with respect to RSUs, stock appreciation rights, or other stock-based awards until such time as shares of Common Stock are issued to the Participant pursuant to the terms of such awards.

        (d)    No Employment or other Service Rights.    Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted, or any other capacity, or shall affect the right of the Company or an Affiliate to terminate with or without notice and with or without cause (i) the employment of an Employee, (ii) the service of a Consultant to the Company or an Affiliate or (iii) the service of a Director of the Company or an Affiliate.

        (e)    Withholding Obligations.    If the Company has or will have a legal obligation to withhold the taxes related to the grant, vesting or exercise of the Stock Award, such Award may not be granted, vested or exercised in whole or in part, unless such tax obligation is first satisfied in a manner satisfactory to the Company. To the extent provided by the terms of a Stock Award Agreement or Option Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment in Dollars; (ii) authorizing the Company to withhold Common Stock from the Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that no Common Stock is withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered Common Stock held for the minimum amount of time necessary to avoid adverse accounting treatment to the Company, as determined by the Board in its discretion.

        (f)    Substitutions and Repricings.    The Board may, in its discretion, issue new Stock Awards in substitution for outstanding Stock Awards previously granted to Participants, or approve a repricing (within the meaning of U.S. generally accepted accounting practices or any applicable stock exchange rule) of Stock Awards issued under this Plan, in each case without the stockholders of the Company expressly approving such substitution or repricing.

        (g)    Listing and Qualification of Stock.    This Plan and grant and exercise of Stock Awards hereunder, and the obligation of the Company to sell and deliver Common Stock under such Stock Awards, shall be subject to all applicable United States federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Common Stock upon any exercise of a Stock Award until completion of any stock exchange listing, or other qualification of such Common Stock under any United States federal or state law rule or regulation as the Company may consider appropriate, and may require any individual to whom a Stock Award is granted, such individual's beneficiary or legal representative, as applicable, to make such representations and furnish such information as the Board may consider necessary, desirable or advisable in connection with the issuance or delivery of the Common Stock in compliance with applicable laws, rules and regulations.

        (h)    Non-Uniform Determinations.    The Board's determinations under this Plan (including, without limitation, determinations of the persons to receive Stock Awards, the form, term, provisions, amount and timing of the grant of such Stock Awards and of the agreements evidencing the same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Stock Awards under this Plan, whether or not such persons are similarly situated.

        (i)    Section 409A.    This Plan and all Stock Awards granted hereunder are intended to comply with or be exempt from the requirements of Code Section 409A, and the Plan and all Stock Award Agreements and Option Award Agreements shall be interpreted accordingly. In no event, however, shall the Company be liable to any Participant for any tax, penalties or interest that may be due in respect of any Stock Award as a result of the application of Code Section 409A.

11.   ADJUSTMENTS UPON CHANGES IN STOCK.

        (a)    Capitalization Adjustments.    If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

        (b)    Asset Sale, Merger, Consolidation or Reverse Merger.    In the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation of the Company with or into any other corporation or entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than 50% of the Company's outstanding voting power of the surviving entity (or its parent) following the consolidation, merger, or reorganization or (iii) any transaction (or series of related transactions) in which any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) acquires in excess of fifty percent (50%) of the Company's outstanding voting power (individually, a "Change of Control"), then any surviving corporation or acquiring corporation (or parent thereof) may assume any Stock Awards outstanding under the Plan or may substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the Change of Control for those outstanding under the Plan). In the event any surviving corporation or acquiring corporation (or parent thereof) does not assume or substitute similar stock awards for those outstanding under the Plan, then (A) with respect to Stock Awards held by Participants whose Continuous Service to the Company has not terminated as of the date of the Change of Control, the vesting of such Stock Awards (and the time during which any Options or stock appreciation rights may be exercised) shall be accelerated in full, and any Options or stock appreciation rights shall terminate if not exercised at or prior to the Change of Control, and (B) with respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) or vested prior to the Change of Control. In connection with a Change of Control, the Company or any surviving corporation or acquiring corporation shall have the right, but not the obligation, in the Stock Award Agreement or otherwise, (i) to provide for accelerated vesting (in whole or in part and upon such conditions as the Board or the surviving or acquiring corporation deems appropriate) of any Stock Awards that would not otherwise vest under the default provisions of this Section 11(c), (ii) to cash out a Stock Award in lieu of requiring the Participant to exercise such Stock Award in accordance with its terms, and the Corporation or any surviving corporation or acquiring corporation shall have the right, but not the obligation, to make any such cash out subject to any escrow, earn-out or other contingent or deferred payment arrangement that is contemplated by such Change of Control transaction, or (iii) to take any such other actions not inconsistent with the terms of the Plan which the Board or the surviving or acquiring company deems expedient or desirable. Any actions under this Section may be taken generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants. The provisions of this Section 11(c) shall not apply to any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company's capital stock.

12.   AMENDMENT OF THE PLAN AND STOCK AWARDS.

        (a)    Amendment of Plan.    The Board at any time, and from time to time, may amend the Plan, provided that such amendment does not result in a violation of Section 409A of the Code. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of applicable law (including, without limitation, Section 422 of the Code or Rule 16b-3) or any applicable securities exchange listing requirements.

        (b)    Stockholder Approval.    The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

        (c)    Contemplated Amendments.    It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

        (d)    No Impairment of Rights.    Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless the Participant consents in writing.

        (e)    Amendment of Stock Awards.    The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless the applicable Participant consents in writing and provided further that such amendment does not result in a violation of Section 409A of the Code.

13.   TERMINATION OR SUSPENSION OF THE PLAN.

        (a)    Plan Term.    The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the tenth anniversary of the Effective Date, after which no grants of Stock Awards may be made; provided, that administration of the Plan shall continue in effect until all matters relating to Stock Awards previously granted have been settled.

        (b)    No Impairment of Rights.    Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

        (c)    Savings Clause.    This Plan is intended to comply in all aspects with applicable laws and regulations. In case any one more of the provisions of this Plan shall be held invalid, illegal or unenforceable in any respect under applicable law or regulation, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws so as to foster the intent of this Plan.

14.   CHOICE OF LAW.

        The law of Idaho shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of laws rules.

15.   PERFORMANCE-BASED COMPENSATION UNDER SECTION 162(M).

        Notwithstanding anything herein to the contrary, the performance criteria for any Stock Award that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code (other than Options or stock appreciation rights) shall be established by the Committee based on one or more Qualifying Performance Criteria selected by the Committee and specified in writing in accordance with the regulations pursuant to Section 162(m).

        (a)    Qualifying Performance Criteria.    For purposes of this Plan, the term "Qualifying Performance Criteria" shall mean any one or more of the following performance criteria, applied to either the Company as a whole or to a business segment, subsidiary or Affiliate, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Committee in the applicable Stock Award Agreement: revenue; revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per share; return on equity; total stockholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow, cash flow per share or cash flow from operations; return on capital; improvement in or attainment of expense levels or working capital levels; operating margins, gross margins or cash margin; year-end cash; debt reductions; stockholder equity; regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents); financing and other capital raising transactions (including sales of the Company's equity or debt securities); implementation, completion or attainment of objectives with respect to exploration, development, production or costs, acquisitions and divestitures, operational objectives, including those relating to environmental, health and safety requirements, recruiting and maintaining personnel, and joint venture or similar arrangements.

        (b)    Certification.    Before payment of any compensation under a Stock Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code (other than Options and stock appreciation rights), the Committee shall certify, in writing, the extent to which any Qualifying Performance Criteria and any other material terms under such Stock Award have been satisfied.

        (c)    Discretionary Adjustments Pursuant to Section 162(m).    Notwithstanding satisfaction or completion of any Qualifying Performance Criteria, to the extent specified at the time of grant of a Stock Award to Covered Employees, the number of shares of Common Stock or other benefits granted, issued, retained, or vested under a Stock Award on account of satisfaction of such Qualifying Performance Criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine. In addition, in the event that the requirements of Section 162(m) of the Code and the regulations thereunder change to permit the Committee discretion to alter the Qualifying Performance Criteria without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. Furthermore, in the event that the Committee determines that it is advisable to grant Stock Awards that shall not qualify as performance-based compensation and/or to amend previously granted Stock Awards in a way that would disqualify them as performance-based compensation, the Committee may make such grants without satisfying the requirements of Section 162(m) of the Code and may base vesting on performance measures other than those set forth above and/or make such amendments.

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 000000000000 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 . x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date CONTROL # SHARES To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0000143798_1 R1.0.0.11699 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Russell C. Babcock MINES MANAGEMENT, INC. 905 WEST RIVERSIDE, SUITE 311 SPOKANE, WA 99201 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2 Ratification of the appointment of Tanner LLC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012. 3 Approval of the Mines Management, Inc. 2012 Equity Incentive Plan. NOTE: In his or her discretion, the proxyholder is authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. For address change/comments, mark here. (see reverse for instructions) Yes No Please indicate if you plan to attend this meeting

0000143798_2 R1.0.0.11699 This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If this proxy contains no specific voting instructions or if any instructions given are not clear, the common shares will be voted in accordance with the recommendation of the Board of Directors. The Board of Directors recommends a vote "FOR" the nominee identified on the opposite page, "FOR" the ratification of the appointment of Tanner LLC as Mines Management, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2012, and "FOR" the Mines Management, Inc. 2012 Equity Incentive Plan. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, 10k Wrap is/are available at www.proxyvote.com . Mines Management, Inc. 905 W. Riverside, Suite 311 Spokane, WA 99201 This proxy is solicited by the Board of Directors Annual Meeting of Shareholders June 14, 2012 2:00 PM PDT The undersigned shareholder(s) hereby appoints James H. Moore and Robert L. Russell, or either of them, each with the power to appoint his or her substitute, or instead of either of the foregoing [strike out preceding names and print name of alternative appointee in the space provided] ________, as proxyholder and hereby authorizes such proxyholder to represent and vote, as designated below, all of the shares of Common Stock of Mines Management, Inc. (the "Company"), held of record by the undersigned on April 26, 2012 at the 2012 Annual Meeting of Shareholders to be held on June 14, 2012, 2:00 p.m. Spokane time, at the Red Lion River Inn, 700 North Division, Spokane, Washington 99202, or any adjournment or postponement thereof. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Address change/comments: Continued and to be signed on reverse side